                                 File Number 33-47858
                                       811-6666
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM N-4
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No.  9

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 9

        SEPARATE ACCOUNT I OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                (Exact Name of Trust)

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                  440 Lincoln Street
                            Worcester Massachusetts 01653

                                    (508) 855-1000
                 (Registrant's telephone number including area code)

                     Abigail M. Armstrong, Secretary and Counsel
                   First Allmerica Financial Life Insurance Company
                                  440 Lincoln Street
                            Worcester Massachusetts 01653
                   (Name and complete address of agent for service)

               It is proposed that this filing will become effective:

                   immediately upon filing pursuant to Paragraph (b)
              ---
               x   on May 1, 1997 pursuant to Paragraph (b)
              ---
                   60 days after filing pursuant to Paragraph (a) (1)
              ---
                   on (date) pursuant to Paragraph (a) (1)
              ---
                   on (date) pursuant to Paragraph (a) (2) of Rule 485
              ---


                              VARIABLE ANNUITY CONTRACTS
Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933. The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1996 will be filed on or before February 28, 1997.

               CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                   ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.          CAPTION IN PROSPECTUS
-----------------          ---------------------

1. . . . . . . .   Cover Page

2. . . . . . . .   "Special Terms"

3. . . . . . . .   "Summary"; "Annual and Transaction  Expenses"

4. . . . . . . .   "Condensed Financial Information"; "Performance Information"

5. . . . . . . .   "Description of the Company, the Separate Account, the
                   Trust, and T. Rowe Price

6. . . . . . . .   "Charges and Deductions:

7. . . . . . . .   "Description of the Contract"

8. . . . . . . .   The Variable Annuity Policies

9. . . . . . . .   "Death Benefit"

10 . . . . . . .   "Purchase Payments"; "Computation of IRA Account Values and
                   Annuity Payments"

11 . . . . . . .   "Surrender"; "Partial Redemption"

12 . . . . . . .   "Federal Tax Considerations"

13 . . . . . . .   "Legal Matters"

14 . . . . . . .   "Statement of Additional Information-Table of Contents"

FORM N-4 ITEM NO.          CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------          ----------------------------------------------

15 . . . . . . .   "Cover Page"

16 . . . . . . .   "Table of Contents"

17 . . . . . . .   "General Information and History"

18 . . . . . . .   "Services"

19 . . . . . . .   "Underwriters"

20 . . . . . . .   "Underwriters"

21 . . . . . . .   "Performance Information"

22 . . . . . . .   "Annuity Payments"

23 . . . . . . .   "Financial Statements"

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
       GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH SEPARATE ACCOUNT I

This Prospectus describes group variable annuity contracts ("Contracts") offered by First Allmerica Financial Life Insurance Company ("Company"). Each Contract establishes individual retirement annuities ("IRA Accounts") qualified under
Section 408(b) of the Internal Revenue Code ("Code") for the benefit of Participant-Owners. For information about the tax status of IRA Accounts, see "FEDERAL TAX CONSIDERATIONS." The Participant-Owners are employees or former employees (or their spouses, for spousal IRAs) of the Policyholder. An individual certificate of coverage ("Certificate") will be issued to each Participant-Owner (hereinafter, referred to as "You") as evidence of your rights and benefits under the Contract.

The Contracts permit You to make net contributions to each IRA Account to be allocated among Sub-Accounts of Separate Account I. The Sub-Accounts invest in the following funds ("Funds") of Allmerica Investment Trust ("Trust"):

                           ALLMERICA INVESTMENT TRUST
                        Select International Equity Fund
                         Select Aggressive Growth Fund
                                  Growth Fund
                               Equity Index Fund
                          Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

This Prospectus generally describes only the variable accumulation aspects of the Contracts, except where General Account interests, including fixed values and annuity payments, are specifically mentioned. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT ARE NOT PERMITTED IN CERTAIN STATES. Certain additional information about the Contracts is contained in a Statement of Additional Information, dated May 1, 1997, as amended from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is listed on page 2 of this Prospectus. The Statement of Additional Information is available upon request and without charge. To obtain the Statement of Additional Information, contact Allmerica Institutional Services, Station C-36, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653, 1-800-533-7865.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS OF ALLMERICA INVESTMENT TRUST. INVESTORS SHOULD RETAIN A COPY OF THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE OBLIGATIONS OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY AND ARE DISTRIBUTED BY ITS SUBSIDIARY, ALLMERICA INVESTMENTS, INC. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR CREDIT UNION. THE CONTRACTS ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), OR ANY OTHER FEDERAL AGENCY. INVESTMENT IN THE CONTRACTS ARE SUBJECT TO VARIOUS RISKS, INCLUDING THE FLUCTUATION OF VALUE AND POSSIBLE LOSS OF PRINCIPAL.

                               DATED MAY 1, 1997

                               TABLE OF CONTENTS


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.........................          2
SUMMARY..............................................................................          3
SPECIAL TERMS........................................................................          6
ANNUAL AND TRANSACTION EXPENSES......................................................          7
CONDENSED FINANCIAL INFORMATION......................................................          9
PERFORMANCE INFORMATION..............................................................         10
WHAT IS AN INDIVIDUAL RETIREMENT ANNUITY?............................................         11
RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY........................................         11
DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST......................         12
  Investment Objectives and Policies.................................................         13
  Investment Advisory Services to the Trust..........................................         14
  Addition, Deletion, Substitution of Investments....................................         15
VOTING RIGHTS........................................................................         16
CHARGES AND DEDUCTIONS...............................................................         16
  Surrender and Redemption Charge....................................................         16
  Premium Taxes......................................................................         17
  IRA Account Fee....................................................................         18
  Annual Charges Against Separate Account Assets.....................................         18
  Other Charges......................................................................         19
DESCRIPTION OF THE CONTRACT..........................................................         19
  Contributions......................................................................         19
  Transfer Privilege.................................................................         20
  Surrender Privilege................................................................         21
  Redemption Privilege...............................................................         21
  Death Benefit......................................................................         22
  The Spouse of the Participant-Owner as Beneficiary.................................         22
  Ownership and Non-Alienation of IRA Accounts.......................................         22
  Electing the Form of Annuity and the Annuity Date..................................         22
  Description of Annuity Options.....................................................         23
  IRA Account Values and Annuity Payments............................................         24
FEDERAL TAX CONSIDERATIONS...........................................................         25
  Taxation of the Contracts in General...............................................         25
  Tax Withholding and Penalties......................................................         26
  Individual Retirement Annuities in General.........................................         26
REPORTS..............................................................................         27
CHANGES IN OPERATION OF THE SEPARATE ACCOUNT.........................................         27
LEGAL MATTERS........................................................................         28
FURTHER INFORMATION..................................................................         28
APPENDIX A -- MORE INFORMATION ABOUT THE GENERAL ACCOUNT.............................        A-1

                    STATEMENT OF ADDITIONAL INFORMATION -- TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE SEPARATE ACCOUNT AND THE COMPANY.....................................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY PAYMENTS.....................................................................          4
PERFORMANCE INFORMATION..............................................................          5
FINANCIAL STATEMENTS.................................................................        F-1

                                    SUMMARY

IRA ACCOUNT

Each IRA Account established under the Contract is intended to be an individual retirement annuity qualified under Section 408(b) of the Internal Revenue Code ("Code"). See "Individual Retirement Annuities." You may establish an IRA Account with a rollover distribution from a qualified retirement plan maintained by the Policyholder. You may also establish an additional IRA Account for your spouse. Separate IRA Accounts will be maintained under the Contract for rollover contributions and annual deductible and non-deductible contributions, unless You request otherwise in writing. A separate Certificate will be issued for each IRA Account maintained for You.

INVESTMENT OPTIONS

The Contracts permit net contributions to each IRA Account to be allocated among Sub-Accounts of Separate Account I ("Separate Account"), a separate account of the Company, and of the General Account, where available. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, ("1940 Act"), but such registration does not involve the supervision of the management or investment practices or policies of the Separate Account by the Securities and Exchange Commission (the "SEC"). For information about the Separate Account and the Company, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST." For more information about the General Account, see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

Each Sub-Account of the Separate Account invests its assets without sales charge in a corresponding investment series of Allmerica Investment Trust ("Trust"). The following seven underlying funds ("Funds") are offered under this
Prospectus:

                           ALLMERICA INVESTMENT TRUST
                        Select International Equity Fund
                         Select Aggressive Growth Fund
                                  Growth Fund
                               Equity Index Fund
                          Investment Grade Income Fund
                              Government Bond Fund
                               Money Market Fund

INVESTMENT IN THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT

Until the Valuation Date that is 15 days from the date the IRA Account was established, all Separate Account allocations will be held in the Money Market Sub-Account. Thereafter, all amounts will be allocated according to your instructions. The value of each Sub-Account of the Separate Account will vary daily depending on the performance of the investments made by the respective Funds. Dividends or capital gains distributions received from a Fund are reinvested in additional shares of that Fund, which are retained as assets of the Sub-Account.

There can be no assurance that the investment objectives of the Funds can be achieved or that the value of an IRA Account will equal or exceed the aggregate amount of contributions made to the IRA Account. For more information about the investments of the Funds, see "DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT, AND THE TRUST." The accompanying prospectus of the Trust describes the investment objectives and risks of each of the Funds.

TRANSFERS AMONG SUB-ACCOUNTS

The Contracts permit amounts to be transferred prior to the Annuity Date among the Sub-Accounts of the Separate Account and, where available, the General Account, subject to certain limitations described under "Transfer Privilege."

ANNUITY PAYMENTS

You may choose the form of annuity benefit to commence on the Annuity Date. All annuity benefits are funded through the General Account and are guaranteed by the Company.

See "DESCRIPTION OF THE CONTRACT" for information about annuity payment options, selecting the Annuity Date, and how annuity payments are calculated.

REVOCATION RIGHTS

You may revoke your IRA Account at any time between the date of the application for the IRA Account and the date 10 days after receipt of his or her Certificate. For more information about revocation rights, see "RIGHT TO REVOKE IRA ACCOUNT."

CONTRIBUTION MINIMUMS AND MAXIMUMS

Under the Contracts, additional contributions are not limited as to frequency and number, except that certain contributions must be received by the Company by April 15 of the year following the calendar year to which the contributions are attributable. See "Contributions."

The minimum initial contribution from a rollover distribution is the lesser of
(1) $3,500, or (2) such smaller amount as meets the Company's then current rules. The maximum initial contribution is the amount equal to the taxable portion of your rollover distribution. You may make additional contributions, subject to the following requirements: The minimum additional contribution is the lesser of (1) $1,000, or (2) such smaller amount as meets the Company's then current rules. The maximum additional contributions (both deductible and nondeductible) for any taxable year to an IRA Account You establish with a rollover distribution is the lesser of (1) $2,000, or (2) 100% of your compensation for that taxable year. You may make an additional rollover contribution. Additional rollover contributions are not subject to maximum contribution limits.

If You have established an IRA Account, You may also establish a spousal IRA Account. The maximum total contributions to both IRA accounts in any taxable year is $2,250, of which amount no more than $2,000 may be contributed to any one IRA Account.

CHARGES AND DEDUCTIONS

For a complete discussion of charges, see "CHARGES AND DEDUCTIONS."

SURRENDER AND REDEMPTION CHARGE. No sales charge is deducted from contributions at the time the contributions are made. However, a withdrawal charge of 4% will be made on any amount withdrawn from a Sub-Account of the General Account on other than its maturity date, and upon the election of an annuity for a specified number of years, subject to certain exceptions. No sales charge is deducted upon withdrawal from any Sub-Account of the Separate Account. In those states where allocations to and transfers to and from the General Account are not permitted, no withdrawal charge applies.

PREMIUM TAXES. A deduction for State and local premium taxes, if any, may be made as described under "Premium Taxes."

ANNUAL IRA ACCOUNT FEE. Prior to the Annuity Date, an IRA Account Fee equal to $25 will be deducted annually from each IRA Account for administrative expenses. The fee will be deducted on the last Valuation Date of the month of the anniversary of the establishment of the IRA Account and on the date the IRA Account is surrendered.

SEPARATE ACCOUNT ASSET CHARGES. A daily charge, equivalent to 0.90% per annum, is made on the value of each Sub-Account of the Separate Account at each Valuation Date. The charge is retained for the mortality and expense risks the Company assumes. In addition, to cover Separate Account administrative expenses, the Company deducts a daily charge of 0.25% per annum of the value of the average net assets in the Sub-Accounts of the Separate Account.

CHARGES OF THE FUNDS. In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. These charges vary among the Funds; see "Annual and Transaction Expenses" and the prospectus for the Funds for more information.

SURRENDER AND REDEMPTION PRIVILEGE

At any time before the Annuity Date, You have the right either:

- to surrender the IRA Account in full and receive its Surrender Value (Accumulated Value minus the IRA Account Fee and any applicable withdrawal charge); or

- to redeem a portion of the Accumulated Value of the IRA Account subject to certain limits and any applicable withdrawal charge.

DEATH BENEFIT

If You die before the Annuity Date, a death benefit will be paid to the beneficiary. The death benefit will be equal to the Accumulated Value of the IRA Account.

SALES OF CONTRACTS AND CERTIFICATES

The Contracts and Certificates thereunder are sold by agents of the Company who are registered representatives of Allmerica Investments, Inc. ("Allmerica Investments"), a broker-dealer affiliate of the Company.

                                 SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATED VALUE: the value of an IRA Account on any Valuation Date prior to the Annuity Date, equal to the sum of the value of all Accumulation Units in the Sub-Accounts of the Separate Account and of the value of all accumulations in the General Account of the Company then credited to the IRA Account.

ACCUMULATION UNIT: a measure of the Participant-Owner's interest in a Sub-Account of the Separate Account prior to the Annuity Date.

ANNUITY DATE:  the date on which annuity payments are to start.

FUNDS: the following investment portfolios of Allmerica Investment Trust: the Select International Equity Fund, Select Aggressive Growth Fund, Growth Fund, Equity Index Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate investment account.

PARTICIPANT-OWNER: an employee or former employee of the Policyholder who makes contributions under the Contract in accordance with its provisions.

SEPARATE ACCOUNT: Separate Account I of the Company. Separate Account I consists of assets segregated from other assets of the Company. The investment performance of the assets of the Separate Account is determined separately from the other assets of the Company. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct.

SUB-ACCOUNT: respecting the Separate Account, a subdivision offered under this Prospectus which invests exclusively in the shares of a Fund of Allmerica Investment Trust; respecting the General Account, an account, with a fixed interest rate guaranteed until a specified maturity date, maintained within the General Account for crediting interest to Participant-Owner contributions allocable to the General Account.

SURRENDER VALUE: the Accumulated Value of an IRA Account minus any IRA Account Fee and withdrawal charge applicable upon surrender.

VALUATION DATE: a day on which the Accumulated Values of all IRA Accounts are determined. Valuation dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Contract or Certificate was received) when there is a sufficient degree of trading in a Fund's portfolio securities such that the current net asset value of the Sub-Accounts of the Separate Account may be materially affected.

VALUATION PERIOD:  the interval between two consecutive Valuation Dates.

YOU OR YOUR:  refers to the Participant-Owner under the Contract.

                        ANNUAL AND TRANSACTION EXPENSES

The purpose of the following tables is to assist the Participant-Owner in understanding the various costs and expenses that a Participant-Owner will bear directly or indirectly under the Contract. The tables reflect charges under the Contract, expenses of the Sub-Accounts of the Separate Account, and expenses of the Funds. In addition to the charges and expenses described below, in some states premium taxes may be applicable.

SURRENDER AND REDEMPTION CHARGE: None on value in Sub-Accounts of the Separate Account. (A charge may be made on surrender or partial redemption of the IRA Account, equal to 4% of the amount withdrawn from a Sub-Account of the General Account on other than its maturity date.)

TRANSFER CHARGE:                               None.

ANNUAL IRA ACCOUNT FEE:                        An annual IRA Account Fee of $25
                                               is deducted prior to the Annuity Date.

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

    MORTALITY AND EXPENSE RISK CHARGE:         0.90%
    ADMINISTRATIVE EXPENSE CHARGE:             0.25%
                                               -----
    TOTAL ANNUAL EXPENSES:                     1.15%

In addition to the charges described above, certain fees and expenses are deducted from the assets of the Funds. For more information concerning fees and expenses, see the prospectus of the Funds.

                           1996 ANNUAL FUND EXPENSES


                                                                    OTHER FUND
                                                                  EXPENSES (AFTER
                                                   MANAGEMENT     ANY APPLICABLE    TOTAL FUND
FUND                                                   FEE        REIMBURSEMENTS)    EXPENSES
------------------------------------------------  -------------  -----------------  -----------
Select International Equity Fund                        1.00%           0.23*%           1.23%#
Select Aggressive Growth Fund                           1.00%           0.08%*           1.08%
Growth Fund                                             0.44%           0.07%*           0.51%
Equity Index Fund                                       0.32%           0.14%*           0.46%
Investment Grade Income Fund                            0.40%           0.12%*           0.52%
Government Bond Fund                                    0.50%           0.16%*           0.66%
Money Market Fund                                       0.28%           0.06%*           0.34%



* Under the Management Agreement with Allmerica Investment Trust, Allmerica Investment Management Company, Inc. ("Manager") has declared a voluntary expense limitation of 1.50% of average net assets for the Select International Equity Fund, 1.35% for the Select Aggressive Growth Fund, 1.20% for the Growth Fund, 1.00% for the Investment Grade Income Fund and Government Bond Fund, and 0.60% for the Money Market Fund and Equity Index Fund. The total operating expenses of the Funds of the Trust were less than their respective expense limitations throughout 1996. The declaration of a voluntary expense limitation in any year does not bind the Manager to declare future expense limitations with respect to these funds.



# The Select International Equity Fund has entered into an agreement with brokers whereby the brokers rebate a portion of Commissions. Had these amounts been treated as a reduction of expenses the total operating expenses would have been 1.20% for the Select International Equity Fund.

The following Examples demonstrate the cumulative expenses which would be paid by You at 1-year, 3-year, 5-year and 10-year intervals, assuming a $1,000 investment in a Sub-Account of the Separate Account and a 5% annual return on assets. Because the expenses of the Funds differ, separate Examples are used to illustrate the expenses incurred by You on an investment in the various Sub-Accounts of the Separate Account. No withdrawal charge is illustrated in the Examples because there is no withdrawal charge applied to investments in a Sub-Account of the Separate Account. Whether or not You surrender or annuitize at the end of the applicable period, the illustrated expenses would be the same.

THE INFORMATION GIVEN UNDER THE FOLLOWING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

Underlying Fund                                           1 Year       3 Years      5 Years     10 Years

Growth Fund                                              $      20    $      62    $     106    $     228
Investment Grade Income Fund                             $      20    $      61    $     105    $     227
Money Market Fund                                        $      19    $      56    $      96    $     209
Equity Index Fund                                        $      20    $      62    $     106    $     229
Government Bond Fund                                     $      21    $      66    $     113    $     243
Select Aggressive Growth Fund                            $      25    $      78    $     133    $     284
Select International Equity Fund                         $      27    $      83    $     141    $     298

As required in rules promulgated under the 1940 Act, the IRA Account Fee has been reflected in the Examples by a method intended to show the "average" impact of the IRA Account Fee on an investment in the Separate Account. The total IRA Account Fees collected under the Contracts by the Company are divided by the total average net assets attributable to the Contracts. The resulting percentage is .30%, and the amount of the IRA Account Fees is assumed to be $3.00 in the Examples. After annuitization, the IRA Account Fee is not deducted.

                        CONDENSED FINANCIAL INFORMATION
                First Allmerica Financial Life Insurance Company
                               Separate Account I

SUB-ACCOUNT                                                               1996       1995       1994       1993
----------------------------------------------------------------------  ---------  ---------  ---------  ---------
GROWTH
 (SUB-ACCOUNT 1)
Unit Value:
  Beginning of Period                                                     139.674    106.389    107.455    100.000*
  End of Period                                                           165.955    139.674    106.389    107.455
  Number of Units Outstanding at End of Period (in thousands)                   7          5          4          3
INVESTMENT GRADE INCOME
 (SUB-ACCOUNT 2)
Unit Value:
  Beginning of Period                                                     116.633    100.109    104.357     100.00*
  End of Period                                                           119.395    116.633    100.109    104.357
  Number of Units Outstanding at End of Period (in thousands)                   2          1          1          1

MONEY MARKET
 (SUB-ACCOUNT 3)
Unit Value:
  Beginning of Period                                                     108.898    104.088    101.316    100.000*
  End of Period                                                           113.415    108.898    104.088    101.316
  Number of Units Outstanding at End of Period (in thousands)                   6          3          4          1

EQUITY INDEX
 (SUB-ACCOUNT 4)
Unit Value:
  Beginning of Period                                                     143.302    106.437    106.555    100.000*
  End of Period                                                           173.261    143.302    106.437    106.555
  Number of Units Outstanding at End of Period (in thousands)                   2          1          1          1

GOVERNMENT BOND
 (SUB-ACCOUNT 5)
Unit Value:
  Beginning of Period                                                     111.493     99.753    101.808    100.000*
  End of Period                                                           114.085    111.493     99.753    101.808
  Number of Units Outstanding at End of Period (in thousands)                   2          2          1          3

* The inception date of the Sub-Accounts is as follows: April 6, 1993 for Investment Grade Income and Money Market (Sub-Accounts 2 and 3); May 14, 1993 for Growth and Equity Index (Sub-Accounts 1 and 4); May 17, 1993 for Government Bond (Sub-Account 5). No information is given for the Sub-Accounts investing in the Select Aggressive Growth Fund and Select International Equity Fund because these Sub-Accounts did not begin operations until after December 31, 1996.

                            PERFORMANCE INFORMATION

The Contracts were first offered to the public in 1993. However, the Company may advertise "Total Return" and "Average Annual Total Return" performance information of the Sub-Accounts and "yield" and "effective yield" of the Money Market Sub-Account based on the periods that the Funds have been in existence. The results for any period prior to the Contracts being offered will be calculated as if the Contracts had been offered during that period of time, with all charges assumed to be those applicable to the Sub-Accounts, the Funds, and (in Table 1) assuming that the Contract is surrendered at the end of the applicable period.

The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by certain charges, and expressed as a percentage of the investment.

The "yield" of the Money Market Sub-Account refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar, but when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The total return, yield, and effective yield figures are adjusted to reflect the Sub-Account's asset charges. The total return figures also reflect the $25 annual IRA Account Fee.

Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S & P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morning Star, Inc. who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

       AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING DECEMBER 31, 1996

                                                           One-Year                 10 Years
                                                            Total         5         or since
Name of Fund                                                Return      Years      Inception*

Select International Equity Fund                              20.53%        n/a        12.37%
Select Aggressive Growth Fund                                 17.18%        n/a        18.39%
Growth Fund                                                   18.82%      11.50%       14.44%
Equity Index Fund                                             20.91%      13.29%       16.40%
Investment Grade Income Fund                                   2.37%       6.05%        7.75%
Government Bond Fund                                           2.32%       4.64%        5.68%
Money Market Fund                                              4.15%       3.18%        4.68%


* If less than 10 years. The inception dates for the Funds are: 4/29/85 for Growth, Investment Grade Income and Money Market; 9/28/90 for Equity Index; 8/26/91 for Government Bond; 8/21/92 for Select Aggressive Growth; 5/01/94 for Select International Equity.

                   WHAT IS AN INDIVIDUAL RETIREMENT ANNUITY?

Each IRA Account established under the Contract is intended to be an individual retirement annuity qualified under Section 408(b) of the Code. See "Individual Retirement Annuities." An IRA Account may be established by a Participant-Owner with a rollover distribution from a qualified retirement plan maintained by the Policyholder which is eligible for rollover treatment as described in Section 402(a)(5), 402(a)(6) or 403(a)(4) of the Code. Such Participant-Owner may also establish an additional IRA Account for his or her spouse. Separate IRA Accounts will be maintained under the Contract for rollover contributions and annual deductible and non-deductible contributions, unless a Participant-Owner requests otherwise in writing. A separate Certificate will be issued for each IRA Account maintained for the Participant-Owner.

In general, an annuity is designed to provide a retirement income in the form of monthly payments for the lifetime of the purchaser or an individual chosen by the purchaser. The retirement income payments are called "annuity payments." Under an annuity, the insurance company assumes a mortality risk and an expense risk. The mortality risk arises from the insurance company's guarantee that annuity payments will continue for the life of the payee, regardless of how long the payee lives or how long all payees as a group live. The expense risk arises from the insurance company's guarantee that charges will not be increased beyond the limits specified in the contract, regardless of actual costs of operations.

Your contributions, less any applicable deductions, are invested by the insurance company. After retirement, annuity payments are paid to the payee for life or for such other period chosen by You. Annuity payments under the Contracts are fixed and guaranteed by the insurance company, which assumes the risk of making the investments to enable it to make the guaranteed payments. For more information about fixed annuities, see APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

During variable accumulation, values are not guaranteed but will vary depending on the investment performance of a portfolio of securities. Any investment gains or losses are reflected in accumulated value. If the portfolio increases in value, the accumulated value increases. If the portfolio decreases in value, the accumulated value decreases.

                 RIGHT TO REVOKE INDIVIDUAL RETIREMENT ANNUITY

You may revoke your IRA Account at any time between the date of the application for the IRA Account and the date 10 days after receipt of the Certificate. Within seven days the Company will refund the greater of (1) the entire contribution, or (2) the Accumulated Value plus any amounts deducted from the IRA Account or by the Trust for taxes, charges or fees. In order to revoke the IRA Account, You must mail or deliver the

Certificate (if it has already been received), to the Home Office of the Company at 440 Lincoln Street, Worcester, Massachusetts 01653, or to any local agency of the Company. Mailing or delivery must occur on or before 10 days after receipt of the Certificate for revocation to be effective.

The liability of the Separate Account under this provision is limited to your Accumulated Value in the Separate Account on the date of cancellation. Any additional amounts refunded to the Participant-Owner will be paid by the Company.


         DESCRIPTION OF THE COMPANY, THE SEPARATE ACCOUNT AND THE TRUST


THE COMPANY

The Company organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone 508-855-1000 ("Principal Office").

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

THE SEPARATE ACCOUNT

Separate Account I ("Separate Account") is a separate investment account of the Company. The Separate Account currently consists of eleven Sub-Accounts. The assets used to fund the variable portions of the Contracts are set aside in the Sub-Accounts of the Separate Account and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains, or capital losses of the Company. Under Massachusetts law, as provided in the Contracts the assets of the Separate Account cannot be charged with any liabilities arising out of any other business of the Company.

The Separate Account was authorized by vote of the Board of Directors of the Company on August 20, 1991. The Separate Account meets the definition of "separate account" under federal securities laws and is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not involve the supervision of management or investment practices or policies of the Separate Account or the Company by the Commission. The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts.

ALLMERICA INVESTMENT TRUST


Allmerica Investment Trust ("Trust") is an open-end, diversified, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the Commission of the investments or investment policy of the Trust or its separate investment funds.


The Trust was established as a Massachusetts business trust on October 11, 1984, for the purpose of providing a vehicle for the investment of assets of various separate accounts established by the Company or other affiliated insurance companies. Currently, the Trust has nineteen investment portfolios, each issuing a series of shares. Seven investment portfolios of the Trust are offered under this Prospectus.

Allmerica Investment Management Company, Inc. ("Manager") serves as investment adviser of the Trust. The Manager has entered into sub-adviser agreements with other investment managers ("Sub-Advisers"), who manage the investments of the Funds. See "INVESTMENT ADVISORY SERVICES TO THE TRUST."

The assets of each Fund are held separate from the assets of the other Funds. Each Fund operates as a separate investment vehicle and the income or losses of one Fund have no effect on the investment performance of another Fund. Shares of the Trust are not offered to the general public but solely to such separate accounts.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Funds is set forth below. The Funds are listed by general investment risk characteristics. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THE PROSPECTUS OF THE TRUST, WHICH ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING. The Statement of Additional Information of the Trust is available upon request. There can be no assurance that the investment objectives of the Funds can be achieved.

SELECT INTERNATIONAL EQUITY FUND -- The Select International Equity Fund of the Trust seeks maximum long-term total return (capital appreciation and income) primarily by investing in common stocks of established non-U.S. companies.

SELECT AGGRESSIVE GROWTH FUND -- The Select Aggressive Growth Fund of the Trust seeks above-average capital appreciation by investing primarily in common stocks of companies which are believed to have significant potential for capital appreciation.

GROWTH FUND -- The Growth Fund of the Trust is invested in common stocks and securities convertible into common stocks that are believed to represent significant underlying value in relation to current market prices. The objective of the Growth Fund is to achieve long-term growth of capital. Realization of current investment income, if any, is incidental to this objective.

EQUITY INDEX FUND -- The Equity Index Fund of the Trust seeks to provide investment results that correspond to the aggregate price and yield performance of a representative selection of United States publicly traded common stocks. The Equity Index Fund seeks to achieve its objective by attempting to replicate the aggregate price and yield performance of the Standard & Poor's Composite Index of 500 Stocks.

INVESTMENT GRADE INCOME FUND -- The Investment Grade Income Fund of the Trust is invested in a diversified portfolio of fixed income securities with the objective of seeking as high a level of total return (including both income and capital appreciation) as is consistent with prudent investment management.

GOVERNMENT BOND FUND -- The Government Bond Fund of the Trust has the investment objectives of seeking high income, preservation of capital and maintenance of liquidity, primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and in related options, futures and repurchase agreements.

MONEY MARKET FUND -- The Money Market Fund of the Trust is invested in a diversified portfolio of high-quality, short-term money market instruments with the objective of obtaining maximum current income consistent with the preservation of capital and liquidity.

IN SOME STATES, INSURANCE REGULATIONS MAY RESTRICT THE AVAILABILITY OF PARTICULAR SUB-ACCOUNTS.

In the event of a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Participant-Owner will be notified of the change. If a Participant-Owner has Accumulated Value in that Sub-Account, the Company will transfer it without charge on written request by the Participant-Owner to another Sub-Account of the Separate Account or to a Sub-Account of the General Account, if available. The Company must receive the written request within sixty (60) days of the later of (1) the effective date of such change in the investment policy or (2) the receipt of the notice of the Participant-Owner's right to transfer.

                          INVESTMENT ADVISORY SERVICES

INVESTMENT ADVISORY SERVICES TO THE TRUST

The overall responsibility for the supervision of the affairs of the Trust vests in the Trustees. The Trustees have entered into a Management Agreement with Allmerica Investment Management Company, Inc. ("Manager"), an indirect wholly-owned subsidiary of the Company, to handle the day-to-day affairs of the Trust. The Manager, subject to review by the Trustees, is responsible for the actual management of the Funds. The Manager is also obligated to perform certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager.

Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by it, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), other fees payable to the Commission, independent public accountant, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commission, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

For providing its services under the Management Agreement, the Manager receives a fee, computed daily at an annual rate based on the average daily net asset value of each Underlying Fund as follows:

Select International Equity             *              1.00%
Fund

Select Aggressive Growth Fund           *              1.00%

Growth Fund                     First $50 million      0.60%
                                $50 - 250 million      0.50%
                                Over $250 million      0.35%

Equity Index Fund               First $50 million      0.35%
                                $50 - 250 million      0.30%
                                Over $250 million      0.25%

Investment Grade Income Fund    First $50 million      0.50%
                                $50 - 250 million      0.35%
                                Over $250 million      0.25%

Government Bond Fund                    *              0.50%

Money Market Fund               First $50 million      0.35%
                                $50 - 250 million      0.25%
                                Over $250 million      0.20%

* For the Government Bond Fund, Select International Equity Fund, Select Aggressive Growth Fund, each rate applicable to Allmerica Investment does not vary according to the level of assets in the Fund.

Allmerica Investment's fee will be paid from the assets of each Fund. Pursuant to the Management Agreement with the Trust, Allmerica Investment has entered into agreements ("Sub-Adviser Agreements") with other investment advisers ("Sub-Advisers") under which each Sub-Adviser manages the investments of one or more of the Funds. Under the Sub-Adviser Agreement, the Sub-Adviser is authorized to engage in portfolio transactions on behalf of the applicable Fund, subject to such general or specific instructions as may be given by the Trustees. The terms of a Sub-Adviser Agreement cannot be materially changed without the approval of a majority in interest of the shareholders of the affected Fund. Allmerica Investment is solely responsible for the payment of all fees for investment management services to the Sub-Advisers. The Sub-Advisers and the fees they receive from Allmerica Investment ( computed daily at an annual rate based on the average daily net asset value of each Fund), are as follows:


          Sub-Adviser                          Fund                Net Asset Value     Rate
--------------------------------  ------------------------------  -----------------  ---------

Bank of Ireland Asset Management  Select International Equity     First $50 million      0.45%
(U.S.) Limited                    Fund                            Next $50 million       0.40%
                                                                  Over $100 million      0.30%

Nicholas-Applegate Capital        Select Aggressive Growth Fund          **              0.60%
Management, L.P.

Miller, Anderson & Sherrerd, LLP  Growth Fund                             *              *

Allmerica Asset Management, Inc.  Equity Index Fund                      **              0.10%

Allmerica Asset Management, Inc.  Investment Grade Income Fund           **              0.20%

Allmerica Asset Management, Inc.  Government Bond Fund                   **              0.20%

Allmerica Asset Management, Inc.  Money Market Fund                      **              0.10%


* Allmerica Investment will pay a fee to Miller, Anderson & Sherrerd LLP based on the aggregate assets of the Growth Fund and certain other accounts of First Allmerica and its affiliates (collectively, the "Affiliated Accounts") which are managed by Miller, Anderson & Sherrerd LLP, under the following schedule:

   Aggregate Average Net
          Assets               Rate
---------------------------  ---------
     First $50 million          0.500%
     $50 - 100 million          0.375%
    $100 - 500 million          0.250%
    $500 - 850 million          0.200%
     Over $850 million          0.150%

** For the Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, and Select Aggressive Growth Fund, each rate applicable to the Sub-Advisers does not vary according to the level of assets in the Fund.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts of the Separate Account or that the Sub-Accounts may purchase. If the shares of any Fund are no longer available for investment or if in the Company's judgment further investment in any Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to an IRA Account interest in a Sub-Account without notice to You and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Separate Account may, to the extent permitted by law, purchase other securities for other contracts or certificates or permit a conversion between certificates upon request by a Participant-Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares corresponding to a new Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Participant-Owners on a basis to be determined by the Company.

Shares of the Funds are also issued to separate accounts of the Company and its affiliates which issue variable life policies ("mixed funding") and other variable annuities. It is conceivable that in the future such mixed funding may be disadvantageous for variable life Policyowners or variable annuity contract owners. Although we do not currently foresee any such disadvantage to either variable life insurance or variable annuity policy owners/participant-owners, the Company and the Boards of the funds intend to monitor events in order to identify any material conflicts and to determine what action, if any should be taken in response thereto. If the Trustees of the Trust were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

If any of these substitutions or changes are made, the Company may by appropriate endorsement change the Contract and Certificate thereunder to reflect the substitution or change and will notify You of all such changes. If the Company deems it to be in the best interest of Participant-Owners, and subject to any approvals that may be required under applicable law, the Separate Account or any of its Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

                                 VOTING RIGHTS

The Company will vote Fund shares held by each Sub-Account in accordance with instructions received from Participant-Owners, who will be provided with proxy materials of the Fund together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company will also vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policies, the Company reserves the right to do so.

The number of votes which You may cast will be determined by the Company as of the record date established by the Fund. The number of Fund shares attributable to You will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited under the Contract by the net asset value of one Fund share.

                             CHARGES AND DEDUCTIONS

Deductions under the Contracts and charges against the assets of the Sub-Accounts of the Separate Account are described below. Other deductions and expenses paid out of the assets of the Funds are described in the Prospectus and Statements of Additional Information of the Trust.

SURRENDER AND REDEMPTION CHARGE

No charge for sales expenses is deducted from contributions at the time the contributions are made. However, a withdrawal charge of 4% will be made on any amount withdrawn from a Sub-Account of the General Account on other than its maturity date, and upon election of an annuity for a specified number of years, subject to certain exceptions described below. No sales charge is deducted upon withdrawals from any Sub-Accounts of the Separate Account.

LED DISTRIBUTIONS. You may elect to make a series of systematic withdrawals from your IRA Account according to a life expectancy distribution ("LED"), by returning a properly signed LED request form to the Company's Home Office. The LED permits You to make systematic withdrawals from the IRA Account over your lifetime. The amount withdrawn from the IRA Account changes each year because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of 6.5 years.

If You elect the LED, in each calendar year a fraction of the Accumulated Value is withdrawn from the IRA Account based on your then life expectancy. The numerator of the fraction is 1 (one) and the denominator of the fraction is your the remaining life expectancy, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value of the IRA Account at the beginning of the year to determine the amount to be distributed during the year. You may elect monthly, bimonthly, quarterly, semiannual or annual distributions and may terminate the LED at any time. You may also elect to receive distributions under a LED which is determined on the joint life expectancy of You and a beneficiary. The Company may also offer other systematic withdrawals.

The Company will impose no withdrawal charge respecting any amount received in a calendar year as part of a series of LED distributions that:

- does not exceed the minimum amount required to be distributed to satisfy the requirements of Section 401(a)(9) of the Code;

- is withdrawn from a Sub-Account of the Separate Account;

- is withdrawn from a Sub-Account of the General Account on its maturity date;
  or

- is withdrawn from one or more Sub-Accounts of the General Account, but does not exceed 20% of the portion of the Accumulated Value allocated to the General Account on the preceding December 31.

If You make withdrawals under the LED distribution prior to age 59 1/2, the withdrawals may be treated by the Internal Revenue Service ("IRS") as premature distributions from the IRA Account. The payments would then be taxed on an "income first" basis and be subject to a 10% federal tax penalty. For more information, see "FEDERAL TAX CONSIDERATIONS," "Taxation of the Contracts in General."

SURRENDERS. In a complete surrender, the amount You receive is equal to the entire Accumulated Value of his or her IRA Account, net of any applicable withdrawal charge, IRA Account Fee and tax withholding. For further information on surrender and partial redemption, including minimum limits on amount redeemed and amount remaining in the IRA Account for partial redemptions, see "Surrender" and "Partial Redemption" under "THE VARIABLE ANNUITY CONTRACTS" and see "FEDERAL TAX CONSIDERATIONS."

CHARGE AT THE TIME ANNUITY PAYMENTS BEGIN. If a period certain option is chosen (Option V), a withdrawal charge will be deducted from the Accumulated Value of the IRA Account. Such charge is the same as that which would apply had the IRA Account been surrendered on the Annuity Date.

No withdrawal charge is imposed at the time of annuitization in any Certificate year under an option involving a life contingency (Options I, II, III, IV-A or IV-B).

SALES EXPENSE. Currently, no commissions on the Contracts or Certificates thereunder are paid by the Company. Sales expenses do not result in any additional charge to You or to the Separate Account. The Company intends to recoup sales expenses through a combination of anticipated withdrawal charges, described above, and profits from the General Account. Any withdrawal charges assessed under a Contract will be retained by the Company except for amounts it may pay to Allmerica Investments for services it performs and expenses it may incur as principal underwriter and general distributor.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, where applicable. In accordance with the laws of the state involved, the premium tax charge usually is deducted in one of two ways:

(1) the premium tax charge is deducted at the time the contribution is received (and the contributions allocated to the General Account or Sub-Accounts of the Separate Account will be net of such charge); or

(2) the premium tax charge is deducted at the time annuity payments begin.

Where permitted by state law, it is the Company's policy to follow the practice in (2) above. However, if no amount for premium tax was deducted at the time the contribution was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Accumulation Value of the IRA Account at the time such determination is made.

IRA ACCOUNT FEE

Prior to the Annuity Date, an IRA Account Fee is deducted annually on the last Valuation Date of the month of the anniversary of the establishment of the IRA Account ("Anniversary Deduction") and upon full surrender of the IRA Account. The IRA Account Fee is $25. For IRA Accounts established after April 30, 1993, the IRA Account Fee will be waived in the following circumstances: if the contribution establishing the IRA Account was at least $15,000, the IRA Account Fee will be waived on the first Anniversary Deduction; if the Accumulated Value of the IRA Account was at least $15,000 as of December 31 of the calendar year previous to any subsequent Anniversary Deduction, the IRA Account Fee will be waived on such subsequent Anniversary Deduction.

Where Accumulation Value has been allocated to more than one General Account or Sub-Account of the Separate Account, a percentage of the total IRA Account Fee will be deducted from the Accumulation Value in each Sub-Account. The portion of the charge deducted from each Sub-Account will be equal to the percentage which the Accumulation Value in that Sub-Account represents of the total Accumulated Value of the IRA Account. The deduction of the IRA Account Fee will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from any Sub-Account of the Separate Account. No deduction from a Sub-Account of the General Account will be permitted to reduce credited interest to a rate lower than the minimum guaranteed interest rates stated in Appendix A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

ANNUAL CHARGES AGAINST SEPARATE ACCOUNT ASSETS

The following annual charges are deducted against the assets of the Separate
Account:

MORTALITY AND EXPENSE RISK CHARGE. The Company makes a charge of 0.90% on an annual basis of the daily value of each Sub-Account's assets to cover the mortality and expense risk which the Company assumes in relation to the variable portion of the Contracts. The charge is imposed only during the accumulation period. The mortality risk arises from the Company's guarantee that it will make annuity payments in accordance with annuity rate provisions established at the time the Certificate is issued for the life of the payee (or in accordance with the annuity option selected), no matter how long the payee lives and no matter how long all payees as a class live. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contracts and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses.

Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company estimates that a reasonable allocation might be .25% for mortality risk and .65% for expense risk.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account of the Separate Account with a daily charge at an annual rate of 0.25% of the average daily net assets of the Sub-Account. The charge is imposed only during the accumulation period. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account of the Separate

Account, without profits. However, there is no direct relationship between the amount of administrative expenses imposed under a given Certificate and the amount of expenses actually attributable to that Certificate.

Deductions for the IRA Account Fee (described under "IRA Account Fee") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Separate Account and the IRA Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES

Because the Sub-Accounts of the Separate Account purchase shares of the Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The Prospectus and Statements of Additional Information of the Trust contain additional information concerning expenses of the Funds.

                          DESCRIPTION OF THE CONTRACT

The Contract is designed for use in connection with individual retirement annuities. You and your beneficiaries are cautioned that the rights of any person to any benefits under the Contract may be subject to the terms and conditions of Section 408 of the Code, regardless of the terms and conditions of the Contract. Distributions under the Contract must be made or commenced not later than the April 1 following the taxable year in which You attain age 70 and must be made in accordance with Section 401(a)(9) of the Code.

The Contracts and Certificates thereunder offered by the Prospectus may be purchased from representatives of Allmerica Investments, a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"). Allmerica Investments, 440 Lincoln Street, Worcester, Massachusetts 01653, is indirectly wholly-owned by the Company. You may direct any inquiries to the Company's Home Office, First Allmerica Financial Life Insurance Company, 440 Lincoln Street, Worcester, Massachusetts 01653.

Written requests required under the Contract must be in a form satisfactory to the Company and filed at its Home Office. However, with the consent of the Company, You may make IRA Account investment transfers, contribution allocation instructions and other specified transactions by telephone request, if a properly completed authorization form is on file at the Company's Home Office.

CONTRIBUTIONS

Contributions are payable to the Company at its Home Office and must be made by cash or check. For each contribution, You must indicate in writing:

- the type of contribution being made;

- the taxable year for which the contribution is intended (if applicable); and

- investment allocation instructions.

The initial contribution will be credited to an IRA Account as of the date that the Company has at its Home Office both (1) a properly completed application for the IRA Account, and (2) the initial contribution. If an application is incomplete, or does not specify how payments are to be allocated among the Sub-Accounts, the initial contribution will be returned within five business days. For additional contributions made after an IRA Account has been established, Accumulation Units will be credited at the unit value computed as of the Valuation Date that the additional contribution is received at the Company's Home Office.

Under the Contracts, additional contributions are not limited as to frequency and number, except that deductible and nondeductible contributions and contributions to a spousal IRA Account must be received by the Company by April 15 of the year following the calendar year to which the contributions are attributable.

The minimum initial contribution from a rollover distribution is the lesser of
(1) $3,500, or (2) such smaller amount as meets the Company's then current rules. The maximum initial contribution is the amount equal to the taxable portion of your rollover distribution.

After an IRA Account has been established, You may make additional contributions, subject to the following requirements: The minimum additional contribution is the lesser of (1) $1,000, or (2) such smaller amount as meets the Company's then current rules. For any taxable year, the maximum for total additional deductible and nondeductible contributions is the lesser of (1) $2,000, or (2) 100% of your compensation for the taxable year as defined in
Section 219(f) of the Code. This maximum does not apply to additional rollover contributions or spousal IRA contributions discussed below.

You may make an additional rollover contribution as defined in Section 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code.
Additional rollover contributions are subject to the minimum additional contribution discussed above, but not to any maximum for total additional contributions.

You may also establish and maintain a spousal IRA Account in accordance with Sections 219(c) and 408(b) of the Code. The maximum total contributions to both IRA Accounts in any taxable year is $2,250, of which amount no more than $2,000 may be contributed to any one IRA Account.

Generally, contributions will be allocated among the Sub-Accounts according to your instructions. However, until the Valuation Date that is 15 days from the date the IRA Account was established, all Separate Account allocations will be held in the Sub-Account that invests in the Money Market Fund. Thereafter, all amounts will be allocated according to your instructions.

If no contributions have been credited to the IRA Account for three consecutive Certificate years and, at any time thereafter, the IRA Account's Accumulated Value is less than $1,000, the Company reserves the right to terminate the IRA Account for its Accumulated Value.

TRANSFER PRIVILEGE

Prior to the Annuity Date, You may have amounts transferred among the Sub-Accounts, subject to the restrictions stated below. Requests for transfers must be in writing. Transfers will be made on the Valuation Date coincident with, or next following, the date the written request is received by the Company.

During each calendar year, You may make up to four transfers among Sub-Accounts of the Separate Account or General Account, where available. In addition, You may transfer from a Sub-Account of the General Account on the Sub-Account maturity date.

The maximum dollar amount that may be transferred during a calendar year from Sub-Accounts of the General Account prior to their maturity date is 20% of the value on the preceding December 31 of the portion of the Accumulated Value of the IRA Account that was allocated to the General Account. Transfers from such Sub-Accounts will be made on a LIFO (last-in-first-out) basis, so that transfers will be first made from the most recently established Sub-Account.

Automatic transfers may also be made from policy value allocated to the Company's General Account (a) to one or more of the Sub-Accounts or (b) in order to reallocate Policy value among Sub-accounts. Automatic transfers from the General Account may be made on a monthly, bimonthly, or quarterly basis, provided that:

- the amount of each monthly transfer cannot exceed 10% of policy value in the General Account as of the date of the first transfer;

- each bimonthly transfer cannot exceed 20% of policy value in the General Account as of the date of the first transfer;

- each quarterly transfer cannot exceed 25% of policy value in the General Account as of the date of the first transfer.

All transfers from Sub-Accounts must involve a minimum of $500, or the entire amount in Sub-Account, if less. If any transfer would reduce the value of the Sub-Account from which the transfer is to be made to less than $1,000, the Company reserves the right to include such remaining value in the amount transferred.

The Company makes no charge for transfers.

SURRENDER PRIVILEGE

At any time prior to the Annuity Date, You may request surrender of the IRA Account and receive its Surrender Value. You must return a signed, written request for surrender and the Certificate to the Company's Home Office. The Surrender Value will be based on the Accumulated Value of the IRA Account as of the Valuation Date coincident with or next following the date the Company receives the written request and Certificate at its Home Office.

A withdrawal charge may be deducted when an IRA Account is surrendered if all or a portion of the Accumulated Value is allocated to Sub-Accounts of the General Account. See "CHARGES AND DEDUCTIONS." The IRA Account Fee will be deducted upon surrender of the IRA Account.

Any amount surrendered is normally payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and partial redemptions of amounts in each Sub-Account of the Separate Account during any period which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of the assets of the Separate Account is not reasonably practicable.

The right is reserved by the Company to defer surrenders and partial redemptions of amounts allocated to a Sub-Account of the General Account for a period not to exceed six months.

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

REDEMPTION PRIVILEGE

At any time prior to the Annuity Date, You may redeem a portion of the Accumulated Value of your IRA Account, subject to the limits stated below. You must file a signed, written request for redemption at the Company's Home Office. The written request must indicate the dollar amount You wish to receive and the Sub-Account of the Separate Account from which such amount is to be redeemed. Withdrawals from a Sub-Account of the General Account will be made on a LIFO (last-in-first-out) basis, so that withdrawals will be first made from the most recently established Sub-Account of the General Account. The amount redeemed equals the amount You requested plus any applicable withdrawal charge, as described under "CHARGES AND DEDUCTIONS."

Where allocations have been made to more than one Sub-Account, a percentage of the partial redemption may be allocated to each Sub-Account. A partial redemption from a Sub-Account of the Separate Account will result in cancellation of a number of units equivalent in value to the amount redeemed, computed as of the Valuation Date coincident with or next following the date the Company receives the written request at its Home Office.

Each partial redemption must be in a minimum amount of $500. No partial redemption will be permitted if the Accumulated Value remaining in the IRA Account would be reduced to less than $1,000. Partial redemptions will be paid in accordance with the time limitations described under "Surrender." For important tax consequences which may result from partial redemptions, see "FEDERAL TAX CONSIDERATIONS."

DEATH BENEFIT

If your death occurs prior to the Annuity Date, a death benefit will be paid to the beneficiary. The death benefit is equal to the Accumulated Value of the IRA Account as of the Valuation Date coincident with or next following the date of receipt of due proof of death at the Company's Home Office.

The death benefit generally will be paid to the beneficiary in one sum. However, You may direct that all or part of the death benefit be paid under one or more of the annuity options provided in the Contract. See "Description of Annuity Options." The beneficiary may also request in writing to be paid in accordance with an annuity option under the Contract.

If your death occurs on or after the Annuity Date but before the completion of all guaranteed monthly annuity payments, any unpaid amounts or installments will be paid to the beneficiary. If there is more than one beneficiary, the death benefit will be paid in one sum. This sum will be the commuted value of any unpaid payments certain, commuted on the basis of the interest rate used in the determination of the annuity benefit as of the Valuation Date coincident with or next following the date of receipt by the Company at its Home Office of due proof of death.

If the beneficiary elects to receive the death benefit in one sum, the death benefit will be paid within seven days of the date on which due proof of death is received at the Company's Home Office. The death benefit will reflect any earnings or losses experienced during the period and any withdrawals.

THE SPOUSE OF THE PARTICIPANT-OWNER AS BENEFICIARY

If You die prior to the Annuity Date leaving your spouse as beneficiary, at the written request of the spousal beneficiary and with the consent of the Company, the death benefit will not be paid and the spousal beneficiary will become the Participant-Owner of the IRA Account. However, all or a portion of the death benefit may be withdrawn without charge within one year of the date on which notice of death is received at the Company's Home Office. All rights and benefits provided under the Contract will continue, except that any subsequent spouse of such new Participant-Owner will not be entitled to continue the IRA Account upon such new Participant-Owner's death.

OWNERSHIP AND NON-ALIENATION OF IRA ACCOUNTS

You are the owner of your IRA Account. IRA Accounts may not be transferred by You. No part of your interest in an IRA Account can be forfeited. You may not make any loans under an IRA Account. An IRA Account cannot be pledged, assigned or otherwise used to secure a loan.

ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE

Subject to certain restrictions described below, You have the right to select the annuity option under which annuity payments are to be made. Annuity payments are determined according to the annuity tables in the Contract and by the annuity option selected. All annuity options are funded through the General Account. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT." Accumulated Value will be transferred to the General Account of the Company, and the annuity payments will be fixed in amount.

The annuity option selected must produce an initial payment of at least $50. If the annuity option(s) selected does not produce initial payments which meet this minimum, the Company will pay the Surrender Value or death benefit, as the case may be, in one sum. Once the Company begins making annuity payments, You cannot make partial redemptions or surrender the annuity benefit. Only beneficiaries entitled to receive remaining payments for a "period certain" may elect to instead receive a lump sum settlement.

You select the Annuity Date. The Annuity Date may be the first day of any month on or after the Participant-Owner's 50th birthday but before the Participant-Owner's 85th birthday. You may elect to change the

Annuity Date by sending a written request to the Company's Home Office at least one month before the new Annuity Date. The Code imposes limitations on the age at which distributions may commence. See "FEDERAL TAX CONSIDERATIONS" for further information.

If You do not elect otherwise, annuity payments will be made in accordance with Option I, a life annuity with 120 monthly payments guaranteed. Changes in an annuity option choice can be made up to one month prior to the Annuity Date.

DESCRIPTION OF ANNUITY OPTIONS

The Company currently provides the annuity options described below. Other annuity options may be offered by the Company.

OPTION I -- LIFE ANNUITY WITH 120 MONTHLY PAYMENTS GUARANTEED

    Option I is an annuity payable monthly during the lifetime of the payee with the guarantee that if the payee should die before 120 monthly payments have been paid, the monthly annuity payments will continue to the beneficiary until a total of 120 monthly payments have been paid.

OPTION II -- LIFE ANNUITY

    Option II is an annuity payable monthly only during the lifetime of the payee. It would be possible under this option for the payee to receive only one annuity payment if the payee dies prior to the due date of the second annuity payment, two annuity payments if the payee dies before the due date of the third annuity payment, and so on. However, payments will continue during the lifetime of the payee, no matter how long the payee lives.

OPTION III -- UNIT REFUND LIFE ANNUITY

    Option III is an annuity payable monthly during the lifetime of the payee with the guarantee that if (1) exceeds (2) then monthly annuity payments will continue to the beneficiary until the number of such payments equals the number determined in (1).

    Where: (1) is the dollar amount of the Accumulated Value divided by the dollar amount of the first monthly payment (which determines the greatest number of payments payable to the beneficiary), and

           (2) is the number of monthly payments paid prior to the death of the payee.

OPTION IV-A -- JOINT AND SURVIVOR LIFE ANNUITY

    Option IV-A is a monthly annuity payable jointly to two payees during their joint lifetime, and then continuing during the lifetime of the survivor. The amount of each payment to the survivor is based on the same amount paid during the joint lifetime of the two payees. One of the payees must be either You or the beneficiary. There is no minimum number of payments under this option.

OPTION IV-B -- JOINT AND TWO-THIRDS SURVIVOR LIFE ANNUITY

    Option IV-B is a monthly annuity payable jointly to two payees during their joint lifetime, and then continuing thereafter during the lifetime of the survivor. However, the amount of each monthly payment to the survivor is based upon two-thirds of the amount which applied during the joint lifetime of the two payees. One of the payees must be You or the beneficiary. There is no minimum number of payments under this option.

OPTION V -- PERIOD CERTAIN ANNUITY

    Option V is a monthly annuity payable for a stipulated number of from one to thirty years. The annuity value applied under this option will be the Surrender Value. If the payee dies before the completion of the period stipulated under Option V, payments will continue to be paid to the beneficiary.

    Option V does not involve a life contingency. In the computation of the payments under this option (see "Determination of Annuity Payments"), the charge for annuity rate guarantees, which includes a factor for mortality risks, is made. See "FEDERAL TAX CONSIDERATIONS" for a discussion of the possible adverse tax consequences of selecting Option V.

IRA ACCOUNT VALUES AND ANNUITY PAYMENTS

IRA Account values and annuity payments are computed as follows:

THE ACCUMULATION UNIT. Each net contribution is allocated to the Sub-Account(s) selected by You. Allocations to the Sub-Accounts of the Separate Account are credited to the IRA Account in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account of the Separate Account. The number of Accumulation Units of each Sub-Account credited to the IRA Account is equal to the portion of the net contribution allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date such contribution is allocated. The number of Accumulation Units resulting from each contribution will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a partial redemption, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account and will reflect the investment performance, expenses and charges of its Funds. The value of an Accumulation Unit was set at $100.0000 on the first Valuation Date for each Sub-Account of the Separate Account.

Allocations to Sub-Accounts of the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE GENERAL ACCOUNT."

The Accumulated Value of the IRA Account is determined by

- MULTIPLYING the number of Accumulation Units in each Sub-Account of the Separate Account by the dollar value of an Accumulation Unit of that Sub-Account on the Valuation Date,

- ADDING the products, and

- ADDING the amount of the accumulations in the Sub-Accounts of the General Account , if any.

ADJUSTED GROSS INVESTMENT RATE. At each Valuation Date an adjusted gross investment rate for each Sub-Account of the Separate Account for the Valuation Period then ended is determined from the investment performance of that Sub-Account. Such rate is (1) the investment income of that Sub-Account for the Valuation Period, plus capital gains and minus capital losses of that Sub-Account for the Valuation Period, whether realized or unrealized, adjusted for provisions made for taxes, if any, divided by (2) the amount of that Sub-Account's assets at the beginning of the Valuation Period. The adjusted gross investment rate may be either positive or negative.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR. The net investment rate for variable accumulations a Sub-Account of a Separate Account for any Valuation Period is equal to the adjusted gross investment rate of the Sub-Account for such Valuation Period, decreased by the equivalent for such period of a charge equal to 1.15% per annum. This charge cannot be increased.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor. The net investment factor is 1.000000 plus the applicable net investment rate.

For an illustration of Accumulation Unit calculation using a hypothetical example, see "ANNUITY PAYMENTS" in the Statement of Additional Information.

DETERMINATION OF ANNUITY PAYMENTS. The amount of the first monthly annuity payment is based on the annuity value applied and the annuity option selected. The annuity value applied under an annuity option is the amount described below, minus any applicable premium tax charge: (1) if Option V is chosen -- the Surrender Value; (2) if any other annuity option offered by the Company is chosen -- the Accumulated Value; and (3) if a death benefit annuity is payable at any time -- the amount of the death benefit.

Annuity values will be based on a Valuation Date applied uniformly not more than four weeks preceding the Annuity Date. Currently, the Valuation Date for annuity values is the 15th date of the month preceding the Annuity Date, and annuity payments are made on the first of the month based on unit values as of the 15th day of the preceding month.

The Contract provides annuity rates which determine the dollar amount of the first monthly payment under each form of annuity for each $1,000 of applied annuity value. Guaranteed life annuity rates in the Contract are based on a modification of the 1983 Group Annuity Mortality Table on unisex rates.

The amount of the first monthly payment depends upon the form of annuity selected, the age of the payee and the value of the amount applied under the annuity option. The dollar amount of each monthly annuity payment is fixed and will not change, except under the joint and two-thirds survivor annuity option.

The Company may from time to time offer fixed annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Participant-Owners of the same class.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of an IRA Account, on redemptions or surrenders, on annuity payments, and on the economic benefit to You or the beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS AND INDIVIDUAL RETIREMENT ANNUITIES IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER SHOULD ALWAYS BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contracts, the Separate Account or its Sub-Accounts may have upon the Company's tax. The Separate Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Separate Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Participant-Owners and with respect to each Separate Account as though that Separate Account were a separate taxable entity.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Code. The Company files a consolidated tax return with certain of its subsidiaries.

TAXATION OF THE CONTRACTS IN GENERAL

The Company believes that the Contracts and IRA Accounts described in this Prospectus will be considered annuities under Section 72 of the Code. This section provides for the taxation of annuities. The following discussion concerns annuities subject to Section 72.

With certain exceptions, any increase in the Accumulated Value of the IRA Account is not taxable to You until it is withdrawn. If the IRA Account is surrendered or amounts are withdrawn prior to the Annuity Date, to the extent of the amount withdrawn any investment gain in value over the cost basis of the IRA Account would be taxed as ordinary income.

A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed after age 59 1/2, or if the withdrawal follows your death, or in the case of your "total disability" (as defined in the Code). Furthermore, under Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee. This requirement is met when You elect to have distributions made over your life expectancy, or over the joint life expectancy of You and the beneficiary.

In a private letter ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Policy's LED), and could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions were therefore subject to the 10% federal tax penalty. This private letter ruling may be applicable to a Participant-Owner who receives distributions under the LED prior to age 59 1/2. Subsequent private letter rulings, however, have treated LED -- type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.

When annuity payments are commenced under the Contract and You have a cost basis, generally a portion of each payment may be excluded from gross income. The excludable portion is generally determined by a formula that establishes the ratio that the cost basis of the IRA Account bears to the expected return under the IRA Account. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all cost basis in the IRA Account is recovered, the entire payment is taxable. If the last payee dies before cost basis is recovered, a deduction for the difference is allowed on the payee's final tax return.

TAX WITHHOLDING AND PENALTIES

The Code requires withholding with respect to payments or distributions from annuities, unless a taxpayer elects not to have withholding. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.


In certain situations, the Code provides for a tax penalty if, prior to death, disability or attainment of age 59 1/2, You make a withdrawal or receive any amount under the Policy, unless the distribution is in the form of a life annuity (including life expectancy distributions). The penalty is 10% of the amount includible in income by You.


INDIVIDUAL RETIREMENT ACCOUNTS IN GENERAL

Any individual who earns "compensation" (as defined in the Code and including alimony) from employment or self-employment, whether or not he or she is covered by another qualified plan, may establish an individual retirement account or annuity plan ("IRA") for the accumulation of retirement savings on a tax-deferred basis. Income from investments is not included in "compensation." The assets of an IRA may be invested in, among other things, the IRA Account offered under the Contracts.

Contributions to an IRA may be made by the individual or on behalf of the individual by an employer. IRA contributions may be deductible up to the lesser of (1) $2,000 or (2) 100% of compensation. The deduction is reduced proportionately for adjusted gross income between $40,000 and $50,000 (between $25,000 and $35,000 for unmarried taxpayers and between $0 and $10,000 for a married taxpayer filing separately) if the taxpayer and his or her spouse file a joint return and either is an active participant in an employer-sponsored retirement plan.

An individual and a working spouse each may have an IRA with the above-described limit on each. An individual with an IRA may establish an additional IRA for a non-working spouse if they file a joint return. Under the Contracts, contributions to the two IRAs together are deductible up to the lesser of $2,250 or 100% of compensation.

No deduction is allowed for contributions made for the year in which the individual attains age 70 1/2 and years thereafter. Contributions for that year and for years thereafter will result in certain adverse tax consequences.

Non-deductible contributions may be made to IRAs until the year in which the individual attains age 70 1/2. Although these contributions may not be deducted, taxes on their earnings are deferred until the earnings are distributed. Under the Contracts, the maximum permissible non-deductible contribution is $2,000 for an individual taxpayer and $2,250 for a taxpayer and non-working spouse. These limits are reduced by the amount of any deductible contributions made by the taxpayer.

Contributions may be made with respect to a particular year until the due date of the individual's federal income tax return for that year, not including extensions. However, for reporting purposes, the Company will regard contributions as being applicable to the year made unless it receives notice to the contrary.

All annuity payments and other distributions under an IRA will be taxed as ordinary income unless the owner has made non-deductible contributions. In addition, a minimum level of distributions must begin no later than April 1 following the year in which the individual attains age 70 1/2 and must be made in accordance with Section 401(a)(9) of the Code. Failure to make distributions as so required may result in certain adverse tax consequences to the individual.

Distributions from all of an individual's IRAs are treated as if they were a distribution from one IRA and all distributions during the same taxable year are treated as if they were one distribution. An individual who makes a non-deductible contribution to an IRA or receives a distribution from an IRA during the taxable year must provide certain information on the individual's tax return to enable the IRS to determine the proportion of the IRA balance which represents non-deductible contributions. If the required information is provided, that part of the amount withdrawn which is proportionate to the individual's aggregate non-deductible contributions over the aggregate balance of all of the individual's IRAs, is excludable from income.

Distributions which are a return of a non-deductible contribution are non-taxable, as they represent a return of basis. If the required information is not provided to the IRS, distributions from an IRA to which both deductible and non-deductible contributions have been made are presumed to be fully taxable.

                                    REPORTS

You will be sent a report semi-annually which states certain financial information about the Funds. The Company will also furnish an annual report to You containing a statement of your account, including unit values and other information required by applicable law, rules and regulations.

                  CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, to:

- transfer assets from the Separate Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class;

- to operate the Separate Account or any of its Sub-Accounts as a management investment company under the 1940 Act or in any other form permitted by law,

- to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act; or

- and (4) to substitute the shares of any other registered investment company for the Fund shares held by a Sub-Account of the Separate Account, in the event that Fund shares are unavailable for investment, or if the Company determines that further investment in such Fund shares is inappropriate in view of the purpose of the Sub-Account. In no event will the changes described above be made without notice to You in accordance with the 1940 Act. The Company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account or any of its Sub-Accounts.

                                 LEGAL MATTERS

There are no legal proceedings pending to which the Separate Account is a party.

                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the Commission. Certain portions of the Registration Statement and amendments have been omitted from this Prospectus pursuant to the rules and regulations of the Commission. The omitted information may be obtained from the Commission principal office in Washington, D.C., upon payment of the Commission's prescribed fees.

                                   APPENDIX A
                   MORE INFORMATION ABOUT THE GENERAL ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the General Account are not generally subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the Contract and the Sub-Accounts of the General Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in the Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC. ALLOCATIONS TO AND TRANSFERS TO AND FROM THE GENERAL ACCOUNT ARE NOT PERMITTED IN CERTAIN STATES.

The General Account of the Company is made up of all of the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations.

A portion or all of net contributions may be allocated to a Sub-Account within the General Account to accumulate at a fixed rate of interest. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contracts, the minimum interest which may be credited on amounts allocated to a Sub-Account of the General Account is 4.5% compounded annually for the first five Certificate years, 4% compounded annually for the next five Certificate years, and 3.5% compounded annually thereafter. Additional "excess interest" may or may not be credited at the sole discretion of the Company. Currently, Sub-Accounts of the General Account will mature at three-year intervals. In no case will excess interest be guaranteed for periods of less than one year.

Additional contributions allocated all or in part to a Sub-Account of the General Account must be received by the Company no later than 1:00 p.m. Eastern time to be applied to the Sub-Account of the General Account on the date of receipt. Additional contributions received after 1:00 p.m. will be credited to the Sub-Account of the General Account on the next business day.

At least 30 days prior to the maturity date of a Sub-Account of the General Account, the Company will notify the Participant-Owner of the new interest rate and maturity date that will apply to the new Sub-Account on the maturity date. Unless the Participant-Owner directs otherwise, the Accumulated Value of the IRA Account allocated to the matured Sub-Account will be allocated to the new Sub-Account.

If an IRA Account with Accumulated Value allocated to one or more Sub-Accounts of the General Account is surrendered, or if a partial redemption is made from a Sub-Account of the General Account, a withdrawal charge of 4% will be made on any amounts withdrawn from such Sub-Accounts. The withdrawal charge will not apply to amounts withdrawn on a maturity date or under a LED distribution as provided in the Contract, see "LED Distributions."

If a period certain option is chosen (Option V), a withdrawal charge will be deducted from the Accumulated Value of the IRA Account. Such charge is the same as that which would apply had the IRA Account been surrendered on the Annuity Date.

                   FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                         FOR

                   GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                  SEPARATE ACCOUNT I



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE SEPARATE ACCOUNT DATED MAY 1, 1997 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ALLMERICA INSTITUTIONAL SERVICES, STATION C-36, FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653.



                                  DATED: MAY 1, 1997

                         STATEMENT OF ADDITIONAL INFORMATION

                                  TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY.....................................2

TAXATION OF THE CONTRACTS, THE SEPARATE ACCOUNT AND THE
COMPANY.............................................................3

SERVICES............................................................3

UNDERWRITERS........................................................4

ANNUITY PAYMENTS....................................................4

PERFORMANCE INFORMATION.............................................6

FINANCIAL STATEMENTS................................................7



                           GENERAL INFORMATION AND HISTORY



Separate Account I (the "Separate Account") is a separate investment account of First Allmerica Financial Life Insurance Company (the "Company") established by vote of its Board of Directors on August 20, 1991. The Company, organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1996, the Company and its subsidiaries had over $13.3 billion in combined assets, and over $45.3 billion of life insurance in force. Effective October 16, 1995, the Company converted from a mutual life insurance company known as State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. The Company is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The Company's principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, Telephone 508-855-1000.



The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

The Separate Account currently consists of seven Sub-Accounts. Each Sub-Account invests in a corresponding investment portfolio of Allmerica Investment Trust (the "Trust"). The Trust is managed by Allmerica Investment Management Company, Inc. ("Manager").

The Trust is an open-end, diversified management investment company. Seven different investment portfolios of the Trust are available under the Contracts: the Growth Fund, Investment Grade Income Fund, Money Market Fund, Equity Index Fund, Government Bond Fund, Select Aggressive Grown Fund, and Select International Equity Fund (the "Funds"). Each Fund has its own investment objectives, sub-adviser and certain attendant risks.

                       TAXATION OF THE CONTRACTS, THE SEPARATE
                               ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contracts or the Separate Account.

The Separate Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contracts or the Separate Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Participant-Owners. The Separate Account presently is not subject to tax.

                                       SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Separate Account. Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Fund shares is reflected on the records of the Fund and is not represented by any transferable stock certificates.

EXPERTS. The financial statements of the Company at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and of Separate Account I of the Company at December 31, 1996, and for the periods indicated, included in this Statement of Additional Information ("SAI") constituting part of the Registration Statement, have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts.


                                     UNDERWRITERS

Allmerica Investments, Inc., a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD), serves as principal underwriter for the Contracts pursuant to a contract with Allmerica Investments, Inc., the Company and the Separate Account. Allmerica Investments, Inc. distributes the Policies on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of the Company and presently is indirectly wholly owned by the Company.

All persons selling the Contracts and Certificates thereunder are required to be licensed by their respective state insurance authorities for the sale of variable annuity Contracts. Commissions are not paid by the Company on sales of the Contracts and Certificates.

The Company intends to recoup against the fixed account of the Company's general account, sales expense through a combination of anticipated surrender, partial redemption, and/or annuitization charges, the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.

                                   ANNUITY PAYMENTS

The method by which the Accumulated Value under the Contracts is determined is described in detail under "COMPUTATION OF IRA ACCOUNT VALUES AND ANNUITY PAYMENTS" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value -- Previous Valuation Period............$  1.135000

(2) Value of Assets -- Beginning of Valuation Period................ $5,000,000

(3) Excess of Investment Income and Net Gains Over Capital Losses........$1,675

(4) Adjusted Gross Investment Rate for the Valuation Period (3) + (2)..0.000335

(5) Annual Charge (one-day equivalent of 1.15% per annum)..............0.000032

(6) Net Investment Rate (4)-(5)........................................0.000303

(7) Net Investment Factor 1.000000 + (6)...............................1.000303

(8) Accumulation Unit Value -- Current Period (1) x (7).............$  1.135344

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the accumulated unit value at the end of the Valuation Period would have been $1.134583.

The method for determining the amount of annuity payments is described in detail under "K. Computation of Contract Values and Annuity Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit value and the variable annuity payment may be illustrated by the following hypothetical example: Assume a Participant-Owner has 40,000 Accumulation Units in a Separate Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Participant-Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender or redemption charge, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of
1.000096. This is then multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

                               PERFORMANCE INFORMATION

The following describes how performance information will be calculated with respect to the Sub-Accounts.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Accounts asset charge and the deduction of the $25 IRA Account Fee.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

            n
    P(1 + T)  = ERV

Where: P = a hypothetical initial payment to the Separate Account of $1,000

       T = average annual total return

       n = number of years

     ERV = the ending redeemable value of the $1,000 payment at the end of the specified period

The calculation of Total Return includes the annual charges against the asset of the Sub-Account. This charge is 1.15% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the IRA Account at the end of the period. The deduction of the contingent deferred sales charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

    Contract Year From Date            Charge as Percentage
    of Payment in Which                  of New Payments
    Surrender Occurs                        Withdrawn*

         1-2                                     8%
          3                                      7%
          4                                      6%
          5                                      5%
          6                                      4%
          7                                      3%
          8                                      2%
          9                                      1%

*Subject to the maximum limit described in the Prospectus.

No contingent deferred sales charge is deducted upon expiration of the periods specified above. In all calendar years, an amount equal to the greater of cumulative earnings, 10% of the Accumulated

Value under the Contracts, or the life expectancy distribution, is not subject to the contingent sales charge.


The calculations of Total Return include the deduction of the $25 annual Contract fee.


SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

    P(1 + T)n = EV

Where:   P = a hypothetical initial payment to the Separate Account of $1,000

         T = average annual total return

         n = number of years

        EV = the ending value of the $1,000 payment at the end of the specified period


The calculation of Supplemental Total Return reflects the 1.15% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT withdrawn at the end of the specified period, and therefore there is no adjustment for the contingent deferred sales charge that would be applicable if the Contract was withdrawn at the end of the period.



The calculations of Supplemental Total Return include the deduction of the $25 annual Contract fee.


YIELD AND EFFECTIVE YIELD -- MONEY MARKET SUB-ACCOUNT

Set forth below is the yield and effective yield for the Money Market Account for the seven-day period ended December 31, 1996:


    Yield                 4.07%
    Effective Yield       4.15%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change

(exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, subtracting a charge reflecting the annual 1.15% deduction for mortality and expense risk and the administrative charge, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:
                                                          (365/7)
               Effective Yield = [(base period return + 1)       ] - 1

The calculations of yield and effective yield do NOT reflect the $25 annual IRA Account Fee.

                                 FINANCIAL STATEMENTS

Financial Statements are included for First Allmerica Financial Life Insurance Company and for its Separate Account I.

FIRST ALLMERICA
FINANCIAL LIFE
INSURANCE COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of First Allmerica Financial Life Insurance Company

    In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of First Allmerica Financial Life Insurance Company and its subsidiaries at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

    As discussed in the accompanying notes to the consolidated financial statements, the Company changed its method of accounting for investments (Note 1) and postemployment benefits (Note 11) in 1994.

/s/ Price Waterhouse LLP

Price Waterhouse LLP

Boston, Massachusetts
February 3, 1997, except as to Notes 1 and 2, which are as of February 19, 1997

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 REVENUES
     Premiums...................................  $2,236.3    $2,222.8    $2,181.8
     Universal life and investment product
      policy fees...............................     197.2       172.4       156.8
     Net investment income......................     669.9       710.1       743.1
     Net realized investment gains..............      66.8        19.1         1.1
     Realized gain on sale of mutual fund
      processing business.......................      --          20.7        --
     Other income...............................     102.7        95.4       112.3
                                                  ---------   ---------   ---------
         Total revenues.........................   3,272.9     3,240.5     3,195.1
                                                  ---------   ---------   ---------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
      adjustment expenses.......................   1,957.0     2,010.3     2,047.0
     Policy acquisition expenses................     483.5       470.3       475.7
     Other operating expenses...................     483.2       455.0       518.9
                                                  ---------   ---------   ---------
         Total benefits, losses and expenses....   2,923.7     2,935.6     3,041.6
                                                  ---------   ---------   ---------
 Income before federal income taxes.............     349.2       304.9       153.5
                                                  ---------   ---------   ---------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................      96.8       119.7        45.4
     Deferred...................................     (15.7)      (37.0)        8.0
                                                  ---------   ---------   ---------
         Total federal income tax expense.......      81.1        82.7        53.4
                                                  ---------   ---------   ---------
 Income before minority interest, extraordinary
  item, and cumulative effect of accounting
  change........................................     268.1       222.2       100.1
 Minority interest..............................     (74.6)      (73.1)      (51.0)
                                                  ---------   ---------   ---------
 Income before extraordinary item and cumulative
  effect of accounting changes..................     193.5       149.1        49.1
 Extraordinary item -- demutualization
  expenses......................................      --         (12.1)       (9.2)
 Cumulative effect of changes in accounting
  principles....................................      --          --          (1.9)
                                                  ---------   ---------   ---------
 Net income.....................................  $  193.5    $  137.0    $   38.0
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31
 (IN MILLIONS)                                                1996         1995
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities--at fair value (amortized cost of
      $7,279.1 and $7,467.9).............................  $ 7,461.5    $ 7,739.3
     Equity securities--at fair value (cost of $327.9 and
      $410.6)............................................      473.1        517.2
     Mortgage loans......................................      650.1        799.5
     Real estate.........................................      120.7        179.6
     Policy loans........................................      132.4        123.2
     Other long-term investments.........................      128.8         71.9
                                                           ----------   ----------
         Total investments...............................    8,966.6      9,430.7
                                                           ----------   ----------
   Cash and cash equivalents.............................      175.9        236.6
   Accrued investment income.............................      148.6        163.0
   Deferred policy acquisition costs.....................      822.7        735.7
                                                           ----------   ----------
   Reinsurance receivables:
     Future policy benefits..............................      102.8         97.1
     Outstanding claims, losses and loss adjustment
      expenses...........................................      663.8        799.6
     Unearned premiums...................................       46.2         43.8
     Other...............................................       62.8         58.9
                                                           ----------   ----------
         Total reinsurance receivables...................      875.6        999.4
                                                           ----------   ----------
   Deferred federal income taxes.........................       93.2         81.2
   Premiums, accounts and notes receivable...............      533.0        526.7
   Other assets..........................................      302.2        361.4
   Closed Block assets...................................      811.8        818.9
   Separate account assets...............................    6,233.0      4,348.8
                                                           ----------   ----------
         Total assets....................................  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $ 2,613.7    $ 2,639.3
     Outstanding claims, losses and loss adjustment
      expenses...........................................    2,944.1      3,081.3
     Unearned premiums...................................      822.5        800.9
     Contractholder deposit funds and other policy
      liabilities........................................    2,060.4      2,737.4
                                                           ----------   ----------
         Total policy liabilities and accruals...........    8,440.7      9,258.9
                                                           ----------   ----------
   Expenses and taxes payable............................      615.3        600.3
   Reinsurance premiums payable..........................       31.4         42.0
   Short-term debt.......................................       38.4         28.0
   Deferred federal income taxes.........................       34.6         47.8
   Long-term debt........................................        2.7          2.8
   Closed Block liabilities..............................      892.1        902.0
   Separate account liabilities..........................    6,227.2      4,337.8
                                                           ----------   ----------
         Total liabilities...............................   16,282.4     15,219.6
                                                           ----------   ----------
   Minority interest.....................................      784.0        758.5
   Commitments and contingencies (Notes 14 and 19)
 SHAREHOLDER'S EQUITY
   Common stock, $10 par value, 1 million shares
    authorized, 500,000 shares issued and outstanding....        5.0          5.0
   Additional paid-in-capital............................      392.4        392.4
   Unrealized appreciation on investments, net...........      131.4        153.0
   Retained earnings.....................................    1,367.4      1,173.9
                                                           ----------   ----------
         Total shareholder's equity......................    1,896.2      1,724.3
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $18,962.6    $17,702.4
                                                           ----------   ----------
                                                           ----------   ----------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 COMMON STOCK
     Balance at beginning of year...............  $    5.0    $   --      $   --
     Demutualization transaction................      --           5.0        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................       5.0         5.0        --
                                                  ---------   ---------   ---------
 ADDITIONAL PAID-IN-CAPITAL
     Balance at beginning of year...............     392.4        --          --
     Contributed from parent....................      --         392.4        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................     392.4       392.4        --
                                                  ---------   ---------   ---------
 RETAINED EARNINGS
     Balance at beginning of year...............   1,173.9     1,071.4     1,033.4
     Net income prior to demutualization........      --          93.2        38.0
                                                  ---------   ---------   ---------
                                                   1,173.9     1,164.6     1,071.4
     Demutualization transaction................      --         (34.5)       --
     Net income subsequent to demutualization...     193.5        43.8        --
                                                  ---------   ---------   ---------
     Balance at end of year.....................   1,367.4     1,173.9     1,071.4
                                                  ---------   ---------   ---------
 NET UNREALIZED APPRECIATION (DEPRECIATION) ON
  INVESTMENTS
     Balance at beginning of year...............     153.0       (79.0)       17.5
                                                  ---------   ---------   ---------
     Cumulative effect of accounting change:
         Net appreciation on available-for-sale
          debt securities.......................      --          --         296.1
         Provision for deferred federal income
          taxes and minority interest...........      --          --        (149.1)
                                                  ---------   ---------   ---------
                                                      --          --         147.0
                                                  ---------   ---------   ---------
     Effect of transfer of securities from
      held-to-maturity to available-for-sale:
         Net appreciation on available-for-sale
          debt securities.......................      --          22.4        --
         Provision for deferred federal income
          taxes and minority interest...........      --          (9.6)       --
                                                  ---------   ---------   ---------
                                                      --          12.8        --
                                                  ---------   ---------   ---------
     Appreciation (depreciation) during the
      period:
         Net appreciation (depreciation) on
          available-for-sale securities.........     (35.1)      466.0      (492.1)
         (Provision) benefit for deferred
          federal income taxes..................      11.8      (163.1)      171.9
         Minority interest......................       1.7       (83.7)       76.7
                                                  ---------   ---------   ---------
                                                     (21.6)      219.2      (243.5)
                                                  ---------   ---------   ---------
         Balance at end of year.................     131.4       153.0       (79.0)
                                                  ---------   ---------   ---------
             Total shareholder's equity.........  $1,896.2    $1,724.3    $  992.4
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
         (A WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   193.5    $   137.0    $    38.0
     Adjustments to reconcile net income to
      net cash provided by operating
      activities:
         Minority interest...................       74.6         73.1         50.1
         Net realized gains..................      (66.8)       (39.8)        (1.1)
         Net amortization and depreciation...       44.7         57.7         45.9
         Deferred federal income taxes.......      (15.7)       (37.0)         8.0
         Change in deferred acquisition
        costs................................      (73.9)       (38.4)       (34.6)
         Change in premiums and notes
        receivable, net of reinsurance
        payable..............................      (16.8)       (42.0)       (25.6)
         Change in accrued investment
        income...............................       16.7          7.0          4.6
         Change in policy liabilities and
        accruals, net........................     (184.3)       116.2        175.9
         Change in reinsurance receivable....      123.8        (75.6)       (31.9)
         Change in expenses and taxes
        payable..............................       26.0          7.5         88.0
         Separate account activity, net......        5.2         (0.1)         0.4
         Other, net..........................       38.5        (33.8)        14.0
                                               ----------   ----------   ----------
             Net cash provided by operating
               activities....................      165.5        131.8        331.7
                                               ----------   ----------   ----------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
      of available-for-sale fixed
      maturities.............................    3,985.8      2,738.4      2,097.8
     Proceeds from disposals of
      held-to-maturity fixed maturities......       --          271.3        304.4
     Proceeds from disposals of equity
      securities.............................      228.7        120.0        143.9
     Proceeds from disposals of other
      investments............................       99.3         40.5         25.9
     Proceeds from mortgages matured or
      collected..............................      176.9        230.3        256.4
     Purchase of available-for-sale fixed
      maturities.............................   (3,771.1)    (3,273.3)    (2,150.1)
     Purchase of held-to-maturity fixed
      maturities.............................       --           --         (111.6)
     Purchase of equity securities...........      (90.9)      (254.0)      (172.2)
     Purchase of other investments...........     (168.0)       (24.8)       (26.6)
     Proceeds from sale of mutual fund
      processing business....................       --           32.9         --
     Capital expenditures....................      (12.8)       (14.1)       (43.1)
     Other investing activities, net.........        4.3          4.7          2.4
                                               ----------   ----------   ----------
             Net cash provided by (used in)
               provided by investing
               activities....................      452.2       (128.1)       327.2
                                               ----------   ----------   ----------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Deposits and interest credited to
      contractholder deposit funds...........      268.7        445.8        786.3
     Withdrawals from contractholder deposit
      funds..................................     (905.0)    (1,069.9)    (1,187.0)
     Change in short-term debt...............       10.4         (4.8)        (6.0)
     Change in long-term debt................       (0.1)         0.2          0.3
     Dividends paid to minority
      shareholders...........................       (3.9)        (4.1)        (4.2)
     Capital contributed from parent.........       --          392.4         --
     Payments for policyholders' membership
      interests..............................       --          (27.9)        --
     Subsidiary treasury stock purchased, at
      cost...................................      (42.0)       (20.9)        --
                                               ----------   ----------   ----------
             Net cash used in financing
               activities....................     (671.9)      (289.2)      (410.6)
                                               ----------   ----------   ----------
 Net change in cash and cash equivalents.....      (54.2)      (285.5)       248.3
 Net change in cash held in the Closed
  Block......................................       (6.5)       (17.6)        --
 Cash and cash equivalents, beginning of
  year.......................................      236.6        539.7        291.4
                                               ----------   ----------   ----------
 Cash and cash equivalents, end of year......  $   175.9    $   236.6    $   539.7
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    18.6    $     4.1    $     4.3
     Income taxes paid.......................  $    72.0    $    90.6    $    46.1

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL
                                  STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    First Allmerica Financial Life Insurance Company ("FAFLIC", or the "Company", formerly State Mutual Life Assurance Company of America ["State Mutual"]) was organized as a mutual life insurance company until October 16, 1995. FAFLIC converted to a stock life insurance company pursuant to a plan of reorganization effective October 16, 1995 and became a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). The consolidated financial statements have been prepared as if FAFLIC were organized as a stock life insurance company for all periods presented. Thus, generally accepted accounting principles for stock life insurance companies have been applied retroactively for all periods presented.

    The consolidated financial statements of FAFLIC include the accounts of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC", formerly SMA Life Assurance Company), its wholly owned life insurance subsidiary, non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries), and Allmerica Property and Casualty Companies, Inc. ("Allmerica P&C", a 59.5%-owned non-insurance holding company). The Closed Block assets and liabilities at December 31, 1996 and 1995, and its results of operations subsequent to demutualization are presented in the consolidated financial statements as single line items. Prior to demutualization such amounts are presented line by line in the consolidated financial statements (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements at December 31, 1996 and 1995, and the years then ended exclude the Closed Block related amounts. All significant intercompany accounts and transactions have been eliminated.

    Minority interest relates to the Company's investment in Allmerica P&C and its only significant subsidiary, The Hanover Insurance Company ("Hanover"). Hanover's 82.5%-owned subsidiary is Citizens Corporation, the holding company for Citizens Insurance Company of America ("Citizens"). Minority interest also includes an amount related to the minority interest in Citizens Corporation.

    On February 19, 1997, AFC announced a definitive merger agreement under which it would acquire, at consideration of $33.00 per share, all of the shares of Allmerica P&C currently held by the minority stockholders. Additional information pertaining to the merger agreement is included in Note 2, significant transactions.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  CLOSED BLOCK

    As of October 16, 1995, the Company established and began operating a closed block (the "Closed Block") for the benefit of the participating policies included therein, consisting of certain individual life insurance participating policies, individual deferred annuity contracts and supplementary contracts not involving life contingencies which were in force on October 16, 1995; such policies constitute the "Closed Block Business". The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts after the demutualization. Unless the Commissioner consents to an earlier termination, the Closed Block will continue to be in effect until the date none of the Closed Block policies are in force. On October 16, 1995, FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block Business, are reasonably sufficient to support the Closed Block Business, including provision for payment of policy benefits, certain future expenses and taxes and for continuation of policyholder dividend scales payable in 1994 so long as the experience underlying such dividend scales continues. The Company expects that the factors underlying such experience will fluctuate in the future and policyholder dividend scales for Closed Block Business will be set accordingly.

    Although the assets and income allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block, the excess of Closed Block liabilities over Closed Block assets at October 16, 1995 measured on a GAAP basis represent the expected future post-tax income from the Closed Block which may be recognized in income over the period the policies and contracts in the Closed Block remain in force.

    If the actual income from the Closed Block in any given period equals or exceeds the expected income for such period as determined at October 16, 1995, the expected income would be recognized in income for that period. Further, any excess of the actual income over the expected income would also be recognized in income to the extent that the aggregate expected income for all prior periods exceeded the aggregate actual income. Any remaining excess of actual income over expected income would be accrued as a liability for policyholder dividends in the Closed Block to be paid to the Closed Block policyholders. This accrual for future dividends effectively limits the actual Closed Block income recognized in income to the Closed Block income expected to emerge from operation of the Closed Block as determined as of October 16, 1995.

    If, over the period the policies and contracts in the Closed Block remain in force, the actual income from the Closed Block is less than the expected income from the Closed Block, only such actual income (which could reflect a loss) would be recognized in income. If the actual income from the Closed Block in any given period is less than the expected income for that period and changes in dividends scales are inadequate to offset the negative performance in relation to the expected performance, the income inuring to shareholders of the Company will be reduced. If a policyholder dividend liability had been previously established in the Closed Block because the actual income to the relevant date had exceeded the expected income to such date, such liability would be reduced by this reduction in income (but not below zero) in any periods in which the actual income for that period is less than the expected income for such period.

C.  VALUATION OF INVESTMENTS

    Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS No. 115). SFAS No. 115 requires that investments be classified into one of three categories; held-to-maturity, available-for-sale, or trading.

    The effect of implementing SFAS No. 115, as of January 1, 1994, was an increase in the carrying value of fixed maturity investments of $335.3 million, a decrease in deferred policy acquisition costs of $20.8 million, an increase in policyholder liabilities of $18.4 million, a net increase in deferred income tax liabilities of $103.7 million, an increase in minority interest of $45.4 million and an increase in shareholder's equity of $147.0 million, which resulted from changing the carrying value of certain fixed maturities from amortized cost to fair value and related adjustments. The implementation had no effect on net income.

    In November 1995, the Financial Accounting Standards Board issued a Special Report, A GUIDE TO IMPLEMENTATION OF STATEMENT 115 ON ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, which permitted companies to reclassify securities, where appropriate, based on the new guidance. As a result, the Company transferred securities with amortized cost and fair value of $696.4 million and $725.6 million, respectively, from the held-to-maturity category to the available-for-sale category, which resulted in a net increase in shareholder's equity of $12.8 million.

    Realized gains and losses on sales of fixed maturities and equity securities are determined on the specific-identification basis using amortized cost for fixed maturities and cost for equity securities. Fixed maturities and equity securities with other than temporary declines in fair value are written down to estimated fair value resulting in the recognition of realized losses.

    Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which management believes may not be collectible in full. In establishing reserves, management considers, among other things, the estimated fair value of the underlying collateral.

    Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

    Policy loans are carried principally at unpaid principal balances.

    Real estate that has been acquired through the foreclosure of mortgage loans is valued at the estimated fair value at the time of foreclosure. The Company considers several methods in determining fair value at foreclosure, using primarily third-party appraisals and discounted cash flow analyses. After foreclosure, the Company makes a determination as to whether the asset should be held for production of income or held for sale.

    Real estate investments held for the production of income and held for sale are carried at depreciated cost less valuation allowances, if necessary, to reduce the carrying value to fair value. Depreciation is generally calculated using the straight-line method.

    Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans and real estate are included in realized investment gains or losses.

D.  FINANCIAL INSTRUMENTS

    In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities, investment and loan commitments, and interest rate futures contracts. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

E.  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

F.  DEFERRED POLICY ACQUISITION COSTS

    Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Property and casualty, group life and group health insurance business acquisition costs are deferred and amortized over the terms of the insurance policies. Acquisition costs related to universal life products and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits over the expected life of the contracts using a revised interest rate applied to the remaining benefit period. Acquisition costs related to annuity and other life insurance businesses are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits. Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination.

    Although realization of deferred policy acquisition costs is not assured, management believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

G.  PROPERTY AND EQUIPMENT

    Property, equipment and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line or accelerated method over the estimated useful lives of the related assets which generally range from 3 to 30 years. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

H.  SEPARATE ACCOUNTS

    Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains, and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

I.  POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2 1/2% to 6% for life insurance and 2% to 9 1/2% for annuities. Estimated liabilities are established for group life and health policies that contain experience rating provisions. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made on property and casualty and health insurance for reported losses and estimates of losses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all losses incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations. Estimated amounts of salvage and subrogation on unpaid property and casualty losses are deducted from the liability for unpaid claims.

    Premiums for property and casualty, group life, and accident and health insurance are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    Contractholder deposit funds and other policy liabilities include investment-related products such as guaranteed investment contracts, deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

    All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, management believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

J.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Premiums for individual life and health insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Property and casualty and group life, accident and health insurance premiums are recognized as revenue over the related contract periods. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, and mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

K.  POLICYHOLDER DIVIDENDS

    Prior to demutualization, certain life, health and annuity insurance policies contained dividend payment provisions that enabled the policyholder to participate in the earnings of the Company. The amount of policyholders' dividends was determined annually by the Board of Directors. The aggregate amount of policyholders' dividends was related to the actual interest, mortality, morbidity and expense experience for the year and the Company's judgment as to the appropriate level of statutory surplus to be retained. Upon demutualization, certain participating individual life insurance policies and individual annuity and supplemental contracts were transferred to the Closed Block. The Closed Block was funded to protect the dividend expectations of such policies and contracts. Accordingly, these policies no longer participate in the earnings and surplus of the Open Block. Subsequent to demutualization, the Company ceased issuance of participating policies.

    Prior to demutualization, the participating life insurance in force was 16.2% of the face value of total life insurance in force at December 31, 1994. The premiums on participating life, health and annuity policies were 11.3% and 6.4% of total life, health and annuity statutory premiums prior to demutualization in 1995 and 1994, respectively. Total policyholders' dividends were $23.3 million and $32.8 million prior to demutualization in 1995 and 1994, respectively.

L.  FEDERAL INCOME TAXES

    AFC, FAFLIC, AFLIAC and FAFLIC's non-insurance domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life company taxable income. Allmerica P&C and its subsidiaries file a separate United States federal income tax return.

    Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS No. 109). These differences result primarily from loss reserves, policy acquisition expenses, and unrealized appreciation/depreciation on investments.

M.  NEW ACCOUNTING PRONOUNCEMENTS

    In March 1995, SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of" was issued. This statement requires companies to write down to fair value long-lived assets whose carrying value is greater than the undiscounted cash flows of those assets. The statement also requires that long-lived assets of which management is committed to dispose, either by sale or abandonment, be valued at the lower of their carrying amount or fair value less costs to sell. This statement is effective for fiscal years beginning after December 15, 1995. The adoption of this statement has not had a material effect on the financial statements.

N.  RECLASSIFICATIONS

    Certain prior year amounts have been reclassified to conform to the current year presentation.

2.  SIGNIFICANT TRANSACTIONS

On February 19, 1997, AFC and Allmerica P&C entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AFC will acquire all of the outstanding Common Stock, $1.00 par value per share, of Allmerica P&C that it does not already own for consideration consisting of $33.00 per share of Common Stock, subject to adjustment, payable in cash and shares of common stock, par value $0.01 per share, AFC (the "AFC Common Stock"). In addition, a shareholder of Allmerica P&C may elect to receive the consideration in cash, without interest, or in shares of AFC Common Stock, subject to proration as set forth in the Merger Agreement. The maximum number of shares of AFC Common Stock to be issued in the Merger is approximately 9.67 million shares. The acquisition will be accomplished by merging a newly-created, wholly-owned subsidiary of AFC with and into Allmerica P&C (the "Merger"), resulting in Allmerica P&C becoming a wholly-owned subsidiary of AFC. Also, immediately prior to the Merger, Allmerica P&C's Certificate of Incorporation will be amended to authorize a new class of Common Stock, one share of which will be exchanged for each share of Common Stock currently held by SMA Financial Corp., a wholly-owned subsidiary of AFC. The consummation of the Merger is subject to the satisfaction of various conditions, including the approval of regulatory authorities.

    On February 3, 1997, AFC Capital Trust (the "Trust"), a subsidiary business trust of AFC, issued $300 million Series A Capital Securities, which pay cumulative dividends at a rate of 8.207% semiannually commencing August 15, 1997. The Trust exists for the sole purpose of issuing the Capital Securities and investing the proceeds thereof in an equivalent amount of 8.207% Junior Subordinated Deferrable Interest Debentures due 2027 of AFC (the "Subordinated Debentures"). Through certain guarantees, the Subordinated Debentures and the terms of related agreements, AFC has irrevocably and unconditionally guaranteed the obligations of the Trust under the Capital Securities. Net proceeds from the offering of approximately $296.3 million are intended to fund a portion of the acquisition of the 24.2 million publicly-held shares of Allmerica P&C pursuant to an Agreement and Plan of Merger dated February 19, 1997.

    Pursuant to the plan of reorganization effective October 16, 1995, AFC issued 37.5 million shares of its common stock to eligible policyholders. AFC also issued 12.6 million shares of its common stock at a price of $21.00 per share in a public offering, resulting in net proceeds of $248.0 million, and issued Senior Debentures in the principal amount of $200.0 million which resulted in net proceeds of $197.2 million. AFC contributed $392.4 million of these proceeds to FAFLIC.

    Effective March 31, 1995, the Company entered into an agreement with TSSG, a division of First Data Corporation, pursuant to which the Company sold its mutual fund processing business and agreed not to engage in this business for four years after that date. In accordance with this agreement, the Company received proceeds of $32.1 million. A gain of $13.5 million, net of taxes of $7.2 million, was recorded in March 1995. Additionally, the Company received a non-recurring $3.1 million contingent payment, net of taxes of $1.7 million, in 1996, related to the aforementioned sale.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

    The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with SFAS No. 115. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1996
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  273.6      $  9.3       $  1.6      $  281.3
States and political subdivisions.......   2,236.9        48.5          7.7       2,277.7
Foreign governments.....................     108.0         7.3        --            115.3
Corporate fixed maturities..............   4,277.5       140.3         15.7       4,402.1
Mortgage-backed securities..............     383.1         4.7          2.7         385.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,279.1      $210.1       $ 27.7      $7,461.5
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  327.9      $148.9       $  3.7      $  473.1
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------


                                                               1995
                                          -----------------------------------------------
                                                        GROSS         GROSS
DECEMBER 31                               AMORTIZED   UNREALIZED   UNREALIZED      FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES       VALUE
----------------------------------------  ---------   ----------   -----------   --------

U.S. Treasury securities and U.S.
 government and agency securities.......  $  377.0      $ 21.0        --         $  398.0
States and political subdivisions.......   2,110.6        60.7          4.0       2,167.3
Foreign governments.....................      60.6         3.4          0.6          63.4
Corporate fixed maturities..............   4,582.1       200.8         16.4       4,766.5
Mortgage-backed securities..............     337.6         8.6          2.1         344.1
                                          ---------   ----------   -----------   --------
Total fixed maturities..................  $7,467.9      $294.5       $ 23.1      $7,739.3
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------
Equity securities.......................  $  410.6      $111.7       $  5.1      $  517.2
                                          ---------   ----------   -----------   --------
                                          ---------   ----------   -----------   --------

(1) Amortized cost for fixed maturities and cost for equity securities.

    In March 1994, AFLIAC voluntarily withdrew its license in New York in order to provide for certain commission arrangements prohibited by New York comparable to AFLIAC's competitors. In connection with the withdrawal, FAFLIC, which is licensed in New York, became qualified to sell the products previously sold by AFLIAC in New York. AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding general account liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1996, the amortized cost and market value of assets on deposit were $284.9 million and $292.2 million, respectively. At December 31, 1995, the amortized cost and market value of assets on deposit were $295.0 million and $303.6 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $98.0 million and $82.2 million were on deposit with various state and governmental authorities at December 31, 1996 and 1995, respectively.

    There were no contractual fixed maturity investment commitments at December 31, 1996 and 1995, respectively.

    The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                  1996
                                          --------------------
DECEMBER 31                               AMORTIZED     FAIR
(IN MILLIONS)                               COST       VALUE
----------------------------------------  ---------   --------

Due in one year or less.................  $  567.1    $  570.7
Due after one year through five years...   2,216.4     2,297.2
Due after five years through ten
 years..................................   2,373.1     2,432.0
Due after ten years.....................   2,122.5     2,161.6
                                          ---------   --------
    Total...............................  $7,279.1    $7,461.5
                                          ---------   --------
                                          ---------   --------

    The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                                 PROCEEDS FROM
FOR THE YEARS ENDED DECEMBER 31                    VOLUNTARY        GROSS  GROSS
(IN MILLIONS)                                        SALES          GAINS  LOSSES
---------------------------------------------  ------------------   -----  ------

1996

Fixed maturities.............................       $2,432.8        $19.3  $30.5
                                                    --------        -----  ------
Equity securities............................       $  228.1        $56.1  $ 1.3
                                                    --------        -----  ------
1995

Fixed maturities.............................       $1,612.3        $23.7  $33.0
                                                    --------        -----  ------
Equity securities............................       $  122.2        $23.1  $ 6.9
                                                    --------        -----  ------
1994

Fixed maturities.............................       $1,026.2        $12.6  $21.6
                                                    --------        -----  ------
Equity securities............................       $  124.3        $17.4  $ 4.5
                                                    --------        -----  ------

    Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                             EQUITY
                                                                           SECURITIES
FOR THE YEARS ENDED DECEMBER 31                                 FIXED       AND OTHER
(IN MILLIONS)                                                 MATURITIES       (1)        TOTAL
------------------------------------------------------------  ----------   -----------   -------

1996

Net appreciation, beginning of year.........................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
  Net (depreciation) appreciation on available-for-sale
   fixed maturities.........................................     (94.1)         35.9       (58.2)
  Net appreciation from the effect on deferred policy
   acquisition costs and on policy liabilities..............      23.1        --            23.1
  Provision for deferred federal income taxes and minority
   interest.................................................      33.6         (20.1)       13.5
                                                              ----------   -----------   -------
                                                                 (37.4)         15.8       (21.6)
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $ 71.3        $ 60.1     $ 131.4
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1995

Net appreciation (depreciation), beginning of year..........    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
Effect of transfer of securities between classifications:
  Net appreciation on available-for-sale fixed maturities...      29.2        --            29.2
  Effect of transfer on deferred policy acquisition costs
   and on policy liabilities................................      (6.8)       --            (6.8)
  Provision for deferred federal income taxes and minority
   interest.................................................      (9.6)       --            (9.6)
                                                              ----------   -----------   -------
                                                                  12.8        --            12.8
                                                              ----------   -----------   -------
Net appreciation on available-for-sale securities...........     465.4          87.5       552.9
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................     (86.9)                    (86.9)
Provision for deferred federal income taxes and minority
 interest...................................................    (193.2)        (53.6)     (246.8)
                                                              ----------   -----------   -------
                                                                 185.3          33.9       219.2
                                                              ----------   -----------   -------
Net appreciation, end of year...............................    $108.7        $ 44.3     $ 153.0
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

1994

Net appreciation, beginning of year.........................    $--           $ 17.5     $  17.5
                                                              ----------   -----------   -------
Cumulative effect of accounting change:
  Net appreciation on available-for-sale fixed maturities...     335.3        --           335.3
  Net depreciation from the effect of accounting change on
   deferred policy acquisition costs and on policy
   liabilities..............................................     (39.2)       --           (39.2)
  Provision for deferred federal income taxes and minority
   interest.................................................    (149.1)       --          (149.1)
                                                              ----------   -----------   -------
                                                                 147.0        --           147.0
                                                              ----------   -----------   -------
Net depreciation on available-for-sale securities...........    (547.9)        (17.4)     (565.3)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      73.2        --            73.2
Provision for deferred federal income taxes and minority
 interest...................................................     238.3          10.3       248.6
                                                              ----------   -----------   -------
                                                                (236.4)         (7.1)     (243.5)
                                                              ----------   -----------   -------
Net (depreciation) appreciation, end of year................    $(89.4)       $ 10.4     $ (79.0)
                                                              ----------   -----------   -------
                                                              ----------   -----------   -------

(1) Includes net appreciation on other investments of $0.6 million, 2.2 million, and $0.6 million in 1996, 1995, and 1994, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

    FAFLIC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

    The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Mortgage loans..........................  $650.1  $  799.5
                                          ------  --------
Real estate:
  Held for sale.........................   110.4     168.9
  Held for production of income.........    10.3      10.7
                                          ------  --------
    Total real estate...................   120.7     179.6
                                          ------  --------
Total mortgage loans and real estate....  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    Reserves for mortgage loans were $19.6 million and $33.8 million at December 31, 1996 and 1995, respectively.

    During 1996, 1995 and 1994, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million, $26.1 million and $39.2 million, respectively.

    At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $22.1 million, of which $3.1 million related to the Closed Block. These commitments generally expire within one year.

    Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31
(IN MILLIONS)                              1996     1995
----------------------------------------  ------  --------

Property type:
  Office building.......................  $317.1  $  435.9
  Residential...........................    95.4     145.3
  Retail................................   177.0     205.6
  Industrial / warehouse................   124.8      93.8
  Other.................................    91.0     151.9
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------
Geographic region:
  South Atlantic........................   227.0  $  281.4
  Pacific...............................   154.4     191.9
  East North Central....................   119.2     118.2
  Middle Atlantic.......................   112.6     148.9
  West South Central....................    41.6      79.7
  New England...........................    50.9      94.9
  Other.................................    99.6     117.5
  Valuation allowances..................   (34.5)    (53.4)
                                          ------  --------
Total...................................  $770.8  $  979.1
                                          ------  --------
                                          ------  --------

    At December 31, 1996, scheduled mortgage loan maturities were as follows:
1997 -- $131.9 million; 1998 -- $161.7 million; 1999 -- $99.9 million; 2000 --
$138.0 million; 2001 -- $34.4 million; and $84.2 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1996, the Company refinanced $7.8 million of mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the consolidated balance sheets and changes thereto are shown below.

FOR THE YEARS ENDED                                              BALANCE AT
DECEMBER 31                BALANCE AT                             DECEMBER
(IN MILLIONS)              JANUARY 1    ADDITIONS   DEDUCTIONS       31
-------------------------  ----------   ---------   ----------   ----------

1996

Mortgage loans...........    $33.8        $ 5.5       $19.7        $19.6
Real estate..............     19.6        --            4.7         14.9
                             -----      ---------     -----        -----
    Total................    $53.4        $ 5.5       $24.4        $34.5
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1995

Mortgage loans...........    $47.2        $ 1.5       $14.9        $33.8
Real estate..............     22.9         (0.6)        2.7         19.6
                             -----      ---------     -----        -----
    Total................    $70.1        $ 0.9       $17.6        $53.4
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

1994

Mortgage loans...........    $73.8        $14.6       $41.2        $47.2
Real estate..............     21.0          3.2         1.3         22.9
                             -----      ---------     -----        -----
    Total................    $94.8        $17.8       $42.5        $70.1
                             -----      ---------     -----        -----
                             -----      ---------     -----        -----

    The carrying value of impaired loans was $33.6 million and $55.7 million, with related reserves of $11.9 million and $22.3 million as of December 31, 1996 and 1995, respectively. All impaired loans were reserved as of December 31, 1996 and 1995.

    The average carrying value of impaired loans was $50.4 million, $117.9 million and $155.5 million, with related interest income while such loans were impaired of $5.8 million, $9.3 million and $12.4 million as of December 31, 1996, 1995 and 1994 respectively.

D.  FUTURES CONTRACTS

    FAFLIC purchases long futures contracts and sells short futures contracts on margin to hedge against interest rate fluctuations and their effect on the net cash flows from the sales of guaranteed investment contracts. The notional amount of such futures contracts outstanding were $(33.0) million net short and $74.7 million long contracts at December 31, 1996 and 1995, respectively. Because the Company purchases and sells futures contracts through brokers who assume the risk of loss, the Company's exposure to credit risk under futures contracts is limited to the margin deposited with the broker. The maturity of all futures contracts outstanding are less than one year. The fair value of futures contracts outstanding were $(32.4) million and $75.7 million at December 31, 1996 and 1995, respectively.

    Gains and losses on hedge contracts related to interest rate fluctuations are deferred and recognized in income over the period being hedged corresponding to related guaranteed investment contracts. Deferred hedging gains (losses) were $0.5 million, $5.6 million, and $(7.7) million in 1996, 1995 and 1994, respectively. Gains and losses on hedge contracts that are deemed ineffective by management are realized immediately.

    A reconciliation of the notional amount of futures contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 74.7  $126.6  $141.7
New contracts................................    (1.1)  349.2   816.0
Contracts terminated.........................  (106.6) (401.1) (831.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $(33.0) $ 74.7  $126.6
                                               ------  ------  ------
                                               ------  ------  ------

E.  FOREIGN CURRENCY SWAP CONTRACTS

    The Company enters into foreign currency swap contracts to hedge exposure to currency risk on foreign fixed maturity investments. Interest and principal related to foreign fixed maturity investments payable in foreign currencies, at current exchange rates, are exchanged for the equivalent payment translated at a specific currency exchange rate. The Company's maximum exposure to counterparty credit risk is the difference between the foreign currency exchange rate, as agreed upon in the swap contract, and the foreign currency spot rate on the date of the exchange. The fair values of the foreign currency swap contracts outstanding were $(9.2) million and $(1.8) million at December 31, 1996 and 1995, respectively.

    The difference between amounts paid and received on foreign currency swap contracts is reflected in the net investment income related to the underlying assets and is not material in 1996, 1995 and 1994. The Company had no deferred gains or losses on foreign currency swap contracts.

    A reconciliation of the notional amount of swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $104.6  $118.7  $128.8
New contracts................................    --      --      10.1
Contracts expired............................   (36.0)   --     (15.1)
Contracts terminated.........................    --     (14.1)   (5.1)
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 68.6  $104.6  $118.7
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of foreign currency swap contracts are $18.2 million in 1997 and $50.4 million in 1999 and thereafter. There are no expected maturities of foreign currency swap contracts in 1998.

F.  INTEREST RATE AND OTHER SWAP CONTRACTS

    The Company enters into interest rate swap contracts to hedge exposure to interest rate fluctuations. Under these swap contracts, the Company agrees to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated on an agreed-upon notional principal amount. In addition, the Company has entered into two new types of swap contracts in 1996: security return-linked swap contracts and insurance portfolio-linked swap contracts for investment purposes. Under the security return-linked contracts, the Company agrees to exchange cash flows according to the performance of a specified security or portfolio of securities. Under the insurance portfolio-linked swap contracts, the Company agrees to exchange cash flows according to the performance of a specified underwriter's portfolio of insurance business. Because the underlying principal of swap contracts is not exchanged, the Company's maximum exposure to counterparty credit risk is the difference in payments exchanged.

    The net amount receivable or payable is recognized over the life of the swap contract as an adjustment to net investment income. The increase or (decrease) in net investment income related to interest rate and other swap contracts was $0.6 million, $0.7 million and $(1.3) million for the years ended December 31, 1996,

1995 and 1994, respectively. The Company had no deferred gains or losses relating to interest rate and other swap contracts. The fair values of interest rate and other swap contracts outstanding were $0.1 million, $0.4 million and $0.6 million for the years ended December 31, 1996, 1995 and 1994, respectively.

    A reconciliation of the notional amount of interest rate and other swap contracts is as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Contracts outstanding, beginning of year.....  $ 17.5  $ 22.8  $ 22.8
New contracts................................    63.6    --      --
Contracts expired............................   (17.5)   (5.3)   --
                                               ------  ------  ------
Contracts outstanding, end of year...........  $ 63.6  $ 17.5  $ 22.8
                                               ------  ------  ------
                                               ------  ------  ------

    Expected maturities of interest rate and other swap contracts outstanding at December 31 are as follows: $43.6 million in 1997, $5.0 million in 1998, and $15.0 million in 1999 and thereafter.

G.  OTHER

    At December 31, 1996, FAFLIC had no concentration of investments in a single investee exceeding 10% of shareholder's equity, except for investments with the U.S. Treasury with a carrying value of $262.8 million.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

    The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $553.8  $555.1  $578.3
Mortgage loans...............................    69.5    97.0   119.9
Equity securities............................    11.1    13.2     9.9
Policy loans.................................    10.3    20.3    23.3
Real estate..................................    40.8    48.7    44.6
Other long-term investments..................    19.0     7.1     5.7
Short-term investments.......................    10.6    21.2    10.3
                                               ------  ------  ------
Gross investment income......................   715.1   762.6   792.0
Less investment expenses.....................   (45.2)  (52.5)  (48.9)
                                               ------  ------  ------
Net investment income........................  $669.9  $710.1  $743.1
                                               ------  ------  ------
                                               ------  ------  ------

    At December 31, 1996, fixed maturities and mortgage loans on non-accrual status were $2.0 million and $6.8 million, including restructured loans of $4.4 million. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was to reduce net income by $0.5 million, $0.6 million and $5.1 million in 1996, 1995 and 1994, respectively.

    The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $51.3 million, $98.9 million and $126.8 million at December 31, 1996, 1995 and 1994, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $7.7 million, $11.1 million and $14.4 million in 1996, 1995 and 1994, respectively. Actual interest income on these loans included in net investment income aggregated $4.5 million, $7.1 million and $8.2 million in 1996, 1995 and 1994, respectively.

    At December 31, 1996, fixed maturities with a carrying value of $2.0 million were non-income producing for the twelve months ended December 31, 1996. There were no mortgage loans which were non-income producing for the twelve months ended December 31, 1996.

    Included in long-term investments is income from limited partnerships of $13.7 million, $0.1 million and $0.6 million in 1996, 1995 and 1994, respectively.

B. REALIZED INVESTMENT GAINS AND LOSSES

    Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                   1996    1995    1994
---------------------------------------------  ------  ------  ------

Fixed maturities.............................  $ (9.7) $ (7.0) $  2.4
Mortgage loans...............................    (2.4)    1.4   (12.1)
Equity securities............................    54.8    16.2    12.4
Real estate..................................    21.1     5.3     1.4
Other........................................     3.0     3.2    (3.0)
                                               ------  ------  ------
Net realized investment gains................  $ 66.8  $ 19.1  $  1.1
                                               ------  ------  ------
                                               ------  ------  ------

    Proceeds from voluntary sales of investments in fixed maturities were $2,432.8 million, $1,612.3 million and $1,036.5 million in 1996, 1995 and 1994, respectively. Realized gains on such sales were $19.3 million, $23.7 million and $12.9 million; and realized losses were $30.5 million, $33.0 million and $21.6 million for 1996, 1995 and 1994, respectively.

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality. Fair values of interest rate futures were not material at December 31, 1996 and 1995.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans are limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the consolidated balance sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

REINSURANCE RECEIVABLES

The carrying amount reported in the consolidated balance sheets approximates fair value.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Other liabilities are based on surrender values.

DEBT

The carrying value of short-term debt reported in the balance sheet approximates fair value. The fair value of long-term debt was estimated using market quotes, when available, and, when not available, discounted cash flow analyses.

    The estimated fair values of the financial instruments were as follows:

                                                       1996                  1995
                                               --------------------  --------------------
DECEMBER 31                                    CARRYING      FAIR    CARRYING      FAIR
(IN MILLIONS)                                    VALUE      VALUE      VALUE      VALUE
---------------------------------------------  ---------   --------  ---------   --------

FINANCIAL ASSETS
  Cash and cash equivalents..................  $   175.9   $  175.9  $   236.6   $  236.6
  Fixed maturities...........................    7,461.5    7,461.5    7,739.3    7,739.3
  Equity securities..........................      473.1      473.1      517.2      517.2
  Mortgage loans.............................      650.1      675.7      799.5      845.4
  Policy loans...............................      132.4      132.4      123.2      123.2
                                               ---------   --------  ---------   --------
                                               $ 8,893.0   $8,918.6  $ 9,415.8   $9,461.7
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

FINANCIAL LIABILITIES
  Guaranteed investment contracts............  $ 1,101.3   $1,119.2  $ 1,632.8   $1,677.0
  Supplemental contracts without life
   contingencies.............................       23.1       23.1       24.4       24.4
  Dividend accumulations.....................       87.3       87.3       86.2       86.2
  Other individual contract deposit funds....       76.9       74.3       95.7       92.8
  Other group contract deposit funds.........      789.1      788.3      894.0      902.8
  Individual annuity contracts...............      935.6      719.0      966.3      810.0
  Short-term debt............................       38.4       38.4       28.0       28.0
  Long-term debt.............................        2.7        2.7        2.8        2.9
                                               ---------   --------  ---------   --------
                                               $ 3,054.4   $2,852.3  $ 3,730.2   $3,624.1
                                               ---------   --------  ---------   --------
                                               ---------   --------  ---------   --------

6.  CLOSED BLOCK

Included in other income in the Consolidated Statement of Income in 1996 and 1995 is a net pre-tax contribution from the Closed Block of $8.6 million and $2.9 million, respectively. Summarized financial information of the Closed Block as of December 31, 1996 and 1995 and for the period ended December 31, 1996, and the period from October 1, 1995 through December 31, 1995, is as follows:

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Assets
  Fixed maturities, at fair value (amortized cost of $397.2 and $447.4, respectively)..........  $   403.9  $   458.0
  Mortgage loans...............................................................................      114.5       57.1
  Policy loans.................................................................................      230.2      242.4
  Cash and cash equivalents....................................................................       24.1       17.6
  Accrued investment income....................................................................       14.3       16.6
  Deferred policy acquisition costs............................................................       21.1       24.5
  Other assets.................................................................................        3.7        2.7
                                                                                                 ---------  ---------
Total assets...................................................................................  $   811.8  $   818.9
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------
Liabilities
  Policy liabilities and accruals..............................................................  $   883.4  $   899.2
  Other liabilities............................................................................        8.7        2.8
                                                                                                 ---------  ---------
Total liabilities..............................................................................  $   892.1  $   902.0
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

                                                                                                   PERIOD FROM
DECEMBER 31,                                                                      DECEMBER 31,  OCTOBER 1 THROUGH
(IN MILLIONS)                                                                         1996      DECEMBER 31, 1995
--------------------------------------------------------------------------------  ------------  -----------------
Revenues
  Premiums......................................................................   $     61.7       $    11.5
  Net investment income.........................................................         52.6            12.8
  Realized investment loss......................................................         (0.7)         --
                                                                                  ------------        -------
Total revenues..................................................................        113.6            24.3
                                                                                  ------------        -------
Benefits and expenses
  Policy benefits...............................................................        101.2            20.6
  Policy acquisition expenses...................................................          3.2             0.8
  Other operating expenses......................................................          0.6          --
                                                                                  ------------        -------
Total benefits and expenses.....................................................        105.0            21.4
                                                                                  ------------        -------
Contribution from the Closed Block..............................................   $      8.6       $     2.9
                                                                                  ------------        -------
                                                                                  ------------        -------
Cash flows
  Cash flows from operating activities:
    Contribution from the Closed Block..........................................   $      8.6       $     2.9
    Initial cash transferred to the Closed Block................................       --               139.7
    Change in deferred policy acquisition costs, net............................          3.4             0.4
    Change in premiums and other receivables....................................          0.2            (0.1)
    Change in policy liabilities and accruals...................................        (13.9)            2.0
    Change in accrued investment income.........................................          2.3            (1.3)
    Other, net..................................................................          2.5             0.8
                                                                                  ------------        -------
Net cash provided by operating activities.......................................          3.1           144.4
                                                                                  ------------        -------
  Cash flows from investing activities:
    Sales, maturities and repayments of investments.............................        188.1            29.0
    Purchases of investments....................................................       (196.9)         (158.8)
    Other, net..................................................................         12.2             3.0
                                                                                  ------------        -------
Net cash provided by (used in) investing activities.............................          3.4          (126.8)
                                                                                  ------------        -------
Net increase in cash and cash equivalents.......................................          6.5            17.6
Cash and cash equivalents, beginning of year....................................         17.6          --
                                                                                  ------------        -------
Cash and cash equivalents, end of year..........................................   $     24.1       $    17.6
                                                                                  ------------        -------
                                                                                  ------------        -------

    On October 16, 1995, there were no valuation allowances transferred to the Closed Block on mortgage loans. There are no valuation allowances on mortgage loans in the Closed Block at December 31, 1996 or 1995, respectively.

    Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside the Closed Block.

7. DEBT

Short- and long-term debt consisted of the following:

DECEMBER 31
(IN MILLIONS)                                                                                        1996       1995
-------------------------------------------------------------------------------------------------  ---------  ---------
Short-Term
  Commercial paper...............................................................................  $    37.8  $    27.7
  Other..........................................................................................        0.6        0.3
                                                                                                   ---------  ---------
Total short-term debt............................................................................  $    38.4  $    28.0
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------
Long-term debt...................................................................................  $     2.7  $     2.8
                                                                                                   ---------  ---------
                                                                                                   ---------  ---------

    FAFLIC issues commercial paper primarily to manage imbalances between operating cash flows and existing commitments. Commercial paper borrowing arrangements are supported by various lines of credit. At December 31, 1996, the weighted average interest rate for outstanding commercial paper was approximately 5.5%.

    At December 31, 1996, FAFLIC had approximately $140.0 million in committed lines of credit provided by U.S. banks, of which $102.2 million was available for borrowing. These lines of credit generally have terms of less than one year, and require the Company to pay annual commitment fees of 0.07% of the available credit. Interest that would be charged for usage of these lines of credit is based upon negotiated arrangements.

    During 1996, the Company utilized repurchase agreements to finance certain investments. Although the repurchase agreements were entirely settled by year end, management may utilize this policy again in future periods.

    In October, 1995, AFC issued $200.0 million face amount of Senior Debentures for proceeds of $197.2 million net of discounts and issuance costs. These securities have an effective interest rate of 7.65%, and mature on October 16, 2025. Interest is payable semiannually on October 15 and April 15 of each year. The Senior Debentures are subject to certain restrictive covenants, including limitations on issuance of or disposition of stock of restricted subsidiaries and limitations on liens. AFC is in compliance with all covenants. The primary source of cash for repayment of the debt by AFC is dividends from FAFLIC.

    Interest expense was $16.8 million, $4.1 million and $4.3 million in 1996, 1995 and 1994, respectively. Interest expense included $11.0 million related to interest payments on repurchase agreements. All interest expense is recorded in other operating expenses.

8. FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the consolidated statements of income is shown below:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Federal income tax expense (benefit)
  Current.............................................................................  $    96.8  $   119.7  $    45.4
  Deferred............................................................................      (15.7)     (37.0)       8.0
                                                                                        ---------  ---------  ---------
Total.................................................................................  $    81.1  $    82.7  $    53.4
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The federal income taxes attributable to the consolidated results of operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                            1996       1995       1994
-------------------------------------------------------------------------------------  ---------  ---------  ---------
Expected federal income tax expense..................................................  $   122.3  $   105.6  $    53.7
  Tax-exempt interest................................................................      (35.3)     (32.2)     (35.9)
  Differential earnings amount.......................................................      (10.2)      (7.6)      35.0
  Dividend received deduction........................................................       (1.6)      (4.0)      (2.5)
  Changes in tax reserve estimates...................................................        4.7       19.3        4.0
  Other, net.........................................................................        1.2        1.6       (0.9)
                                                                                       ---------  ---------  ---------
Federal income tax expense...........................................................  $    81.1  $    82.7  $    53.4
                                                                                       ---------  ---------  ---------
                                                                                       ---------  ---------  ---------

    Until conversion to a stock life insurance company, FAFLIC, as a mutual company, reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying the average equity base of the FAFLIC/AFLIAC consolidated group, as determined for tax purposes, by the estimate of an excess of an imputed earnings rate over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service (IRS). The differential earnings amount included in 1996 related to an adjustment for the 1994 tax year based on the actual mutual life insurance companies' earnings rate issued by the IRS in 1996. As a stock life company, FAFLIC is no longer required to reduce its policyholder dividend deduction by the differential earnings amount.

    The deferred income tax asset represents the tax effects of temporary differences attributable to Allmerica P&C, a separate consolidated group for federal tax return purposes. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  AMT carryforwards..........................................................................  $   (16.3) $    (9.8)
  Loss reserve discounting...................................................................     (182.1)    (178.3)
  Deferred acquisition costs.................................................................       57.5       55.1
  Employee benefit plans.....................................................................      (25.1)     (25.5)
  Investments, net...........................................................................       73.4       77.4
  Bad debt reserve...........................................................................       (1.7)      (1.8)
  Other, net.................................................................................        1.1        1.7
                                                                                               ---------  ---------
Deferred tax asset, net......................................................................  $   (93.2) $   (81.2)
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    The deferred income tax liability represents the tax effects of temporary differences attributable to the FAFLIC/AFLIAC consolidated federal tax return group. Its components were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                    1996       1995
---------------------------------------------------------------------------------------------  ---------  ---------
Deferred tax (assets) liabilities
  Loss reserve discounting...................................................................  $  (153.7) $  (129.1)
  Deferred acquisition costs.................................................................      189.6      169.7
  Employee benefit plans.....................................................................      (16.3)     (14.6)
  Investments, net...........................................................................       55.1       67.0
  Bad debt reserve...........................................................................      (24.5)     (26.3)
  Other, net.................................................................................      (15.6)     (18.9)
                                                                                               ---------  ---------
Deferred tax liability, net..................................................................  $    34.6  $    47.8
                                                                                               ---------  ---------
                                                                                               ---------  ---------

    Gross deferred income tax assets totaled $435.3 million and $405.1 million at December 31, 1996 and 1995, respectively. Gross deferred income tax liabilities totaled $376.7 million and $371.7 million at December 31, 1996 and 1995, respectively.

    Management believes, based on the Company's recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, management considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

    At December 31, 1996, there are available non-life net operating loss carryforwards of $0.8 million, and alternative minimum tax credit carryforwards of $16.3 million.

    The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the FAFLIC/AFLIAC consolidated group's federal income tax returns through 1991. The IRS has also examined the Allmerica P&C consolidated group's federal income tax returns through 1991. The Company is currently considering its response to certain adjustments proposed by the IRS with respect to the federal income tax returns for 1989, 1990 and 1991 for both the FAFLIC/AFLIAC consolidated group, as well as the Allmerica P&C consolidated group. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In management's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

9. PENSION PLANS

FAFLIC provides retirement benefits to substantially all of its employees under three separate defined benefit pension plans. Through December 31, 1994, retirement benefits were based primarily on employees' years of service and compensation during the highest five consecutive plan years of employment. Benefits under this defined benefit formula were frozen for most employees (but not for eligible agents) effective December 31, 1994. In their place, the Company adopted a defined benefit cash balance formula, under which the Company annually provides an allocation to each eligible employee as a percentage of that employee's salary, similar to a defined contribution plan arrangement. The 1996 and 1995 allocations were based on 7.0% of each eligible employee's salary. The Company's policy for the plans is to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974.

    Components of net pension expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                             1996       1995       1994
--------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost -- benefits earned during the year.......................................  $    19.0  $    19.7  $    13.0
Interest accrued on projected benefit obligations.....................................       21.9       21.1       20.0
Actual return on assets...............................................................      (42.2)     (89.3)      (2.6)
Net amortization and deferral.........................................................        9.3       66.1      (16.3)
                                                                                        ---------  ---------  ---------
Net pension expense...................................................................  $     8.0  $    17.6  $    14.1
                                                                                        ---------  ---------  ---------
                                                                                        ---------  ---------  ---------

    The following table summarizes the combined status of the three pension plans. At December 31, 1996 the plans' assets exceeded their projected benefit obligations and in 1995 the plans' projected benefit obligations exceeded their assets.

DECEMBER 31
(IN MILLIONS)                                                                                      1996       1995
-----------------------------------------------------------------------------------------------  ---------  ---------
Actuarial present value of benefit obligations:
  Vested benefit obligation....................................................................  $   308.9  $   325.6
  Unvested benefit obligation..................................................................        6.6        5.0
                                                                                                 ---------  ---------
Accumulated benefit obligation.................................................................  $   315.5  $   330.6
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Pension liability included in Consolidated Balance Sheets:
  Projected benefit obligation.................................................................  $   344.2  $   367.1
  Plan assets at fair value....................................................................      347.8      321.2
                                                                                                 ---------  ---------
    Plan assets greater (less) than projected benefit obligation...............................        3.6      (45.9)
  Unrecognized net (gain) loss from past experience............................................       (9.1)      48.8
  Unrecognized prior service benefit...........................................................      (11.5)     (13.8)
  Unamortized transition asset.................................................................      (24.7)     (26.5)
                                                                                                 ---------  ---------
Net pension liability..........................................................................  $   (41.7) $   (37.4)
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

    Determination of the projected benefit obligations was based on a weighted average discount rate of 7.0% in 1996 and 1995, and the assumed long-term rate of return on plan assets was 9%. The actuarial present value of the projected benefit obligations was determined using assumed rates of increase in future compensation levels ranging from 5.5% to 6.5%. Plan assets are invested primarily in various separate accounts and the general account of FAFLIC. The plans also hold stock of AFC.

    The Company has a profit sharing and 401(k) plan for its employees. Effective for plan years beginning after 1994, the profit sharing formula for employees has been discontinued and a 401(k) match feature has been added to the continuing 401(k) plan for the employees. Total plan expense in 1996, 1995 and 1994 was $5.5 million, $5.2 million and $12.6 million, respectively. In addition to this Plan, the Company has a defined contribution plan for substantially all of its agents. The Plan expense in 1996, 1995 and 1994 was $2.0 million, $3.5 million and $2.7 million, respectively.

10. OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's pension plans, the Company currently provides postretirement medical and death benefits to certain full-time employees and dependents, under several plans sponsored by FAFLIC, Hanover and Citizens. Generally, employees become eligible at age 55 with at least 15 years of service. Spousal coverage is generally provided for up to two years after death of the retiree. Benefits include hospital, major medical and a payment at death equal to retirees' final compensation up to certain limits.

Effective January 1, 1996, the Company revised these benefits so as to establish limits on future benefit payments and to restrict eligibility to current employees. The medical plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    The plan changes effective January 1, 1996 resulted in a negative plan amendment (change in eligibility and medical benefits) of $26.8 million and curtailment (no future increases in life insurance) of $5.3 million. The negative plan amendment will be amortized as prior service cost over the average number of years to full eligibility (approximately 9 years or $3.0 million per year). Of the $5.3 million curtailment gain, $3.3 million has been deducted from unrecognized loss and $2.0 million has been recorded as a reduction of the net periodic postretirement benefit expense.

    The plans' funded status reconciled with amounts recognized in the Company's consolidated balance sheet were as follows:

DECEMBER 31
(IN MILLIONS)                                                                                     1996       1995
----------------------------------------------------------------------------------------------  ---------  ---------
Accumulated postretirement benefit obligation:
  Retirees....................................................................................  $    40.4  $    44.9
  Fully eligible active plan participants.....................................................        7.5       14.0
  Other active plan participants..............................................................       24.4       45.9
                                                                                                ---------  ---------
                                                                                                     72.3      104.8
Plan assets at fair value.....................................................................     --         --
                                                                                                ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets........................       72.3      104.8
Unrecognized prior service benefit............................................................       23.8     --
Unrecognized loss.............................................................................       (5.0)     (13.4)
                                                                                                ---------  ---------
Accrued postretirement benefit costs..........................................................  $    91.1  $    91.4
                                                                                                ---------  ---------
                                                                                                ---------  ---------

    The components of net periodic postretirement benefit expense were as follows:

FOR THE YEARS ENDED DECEMBER 31
(IN MILLIONS)                                                                               1996       1995       1994
----------------------------------------------------------------------------------------  ---------  ---------  ---------
Service cost............................................................................  $     3.2  $     4.2  $     6.6
Interest cost...........................................................................        4.6        6.9        6.9
Amortization of (gain) loss.............................................................       (2.8)      (0.5)       1.4
                                                                                          ---------  ---------  ---------
Net periodic postretirement benefit expense.............................................  $     5.0  $    10.6  $    14.9
                                                                                          ---------  ---------  ---------
                                                                                          ---------  ---------  ---------

    For purposes of measuring the accumulated postretirement benefit obligation at December 31, 1996, health care costs were assumed to increase 9.0% in 1997, declining thereafter until the ultimate rate of 5.5% is reached in 2001 and remains at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation at December 31, 1996 by $5.3 million, and the aggregate of the service and interest cost components of net periodic postretirement benefit expense for 1996 by $0.7 million.

    The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1996 and 1995.

11.  POSTEMPLOYMENT BENEFITS

Effective January 1, 1994, the Company adopted the provisions of Statement of Financial Accounting Standards No. 112, (SFAS No. 112), "Employers' Accounting for Postemployment Benefits", which requires employers to recognize the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Prior to adoption, the Company had recognized the cost of these benefits on an accrual or paid basis, depending on the plan. Implementation of SFAS No. 112 resulted in a transition obligation of $1.9 million, net of federal income taxes and minority interest, and is reported as a cumulative effect of a change in accounting principle in the consolidated statement of income. The impact of this accounting change, after recognition of the cumulative effect, was not significant.

12.  STOCK-BASED COMPENSATION PLANS

In October 1995 the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS 123). The Standard is effective for fiscal years beginning after December 15, 1995, and requires the company either to apply a fair value measure to any stock-based compensation granted by the company, or continue to apply the valuation provisions of existing accounting standards, but with pro-forma net income and earnings per share disclosures using a fair value methodology to value the stock-based compensation. Beginning for the year ended December 31, 1996, AFC has elected to continue to apply the valuation provisions of existing accounting standards (APB
25). The pro-forma effect of applying SFAS 123 is not material.

    Effective June 17, 1996, AFC adopted a Long Term Stock Incentive Plan for employees of AFC (the "Employees' Plan"). Key employees of AFC and its subsidiaries are eligible for awards pursuant to the Plan administered by the Compensation Committee of the Board of Directors (the "Committee") of AFC. Under the terms of the Employees' Plan, options may be granted to eligible employees at a price not less than the market price of AFC's common stock on the date of grant. Option shares may be exercised subject to the terms prescribed by the Committee at the time of grant, otherwise options vest at the rate of 20% annually for five consecutive years and must be exercised not later than ten years from the date of grant. At June 17, 1996, 231,500 option shares were granted at an option price of $27.50. During 1996, 22,000 option shares were forfeited leaving 209,500 option shares outstanding at December 31, 1996. There were no options exercised during 1996. At December 31, 1996, there were no options exercisable and 2,140,500 option shares were available for future grant.

13.  DIVIDEND RESTRICTIONS

Massachusetts, Delaware, New Hampshire and Michigan have enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of FAFLIC, AFLIAC, Hanover and Citizens, respectively.

    Massachusetts' statute limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Commonwealth of Massachusetts Insurance Commissioner, to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company), or its net income for the preceding calendar year (if such insurer is not a life company). In addition, under Massachusetts law, no domestic insurer shall pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner shall have approved such dividend or distribution. At January 1, 1997, FAFLIC could pay dividends of $151.8 million to AFC without prior approval of the Commissioner.

    Dividends from FAFLIC to AFC will be the primary source of cash for repayment of the debt by AFC and payment of dividends to AFC stockholders.

    Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance. At January 1, 1997, AFLIAC could pay dividends of $11.9 million to FAFLIC without prior approval.

    Pursuant to New Hampshire's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the New Hampshire Insurance Commissioner, is limited to 10% of such insurer's statutory policyholder surplus as of the preceding December 31. At January 1, 1997, the maximum dividend and other distributions that could be paid to Allmerica P&C by Hanover, without prior approval of the Insurance Commissioner, was approximately $15.4 million, which considers dividends declared to Allmerica P&C of $105.0 million during 1996, including $80.0 million which was declared in December. On January 2, 1997, Hanover declared an extraordinary dividend in the amount of $120.0 million, payable on or after January 21, 1997 to Allmerica P&C. The dividend, which was approved by the New Hampshire Department on January 9, 1997, is to be paid in a lump sum or in such installments as Allmerica P&C in its discretion may determine.

    Pursuant to Michigan's statute, the maximum dividends and other distributions that an insurer may pay in any twelve month period, without prior approval of the Michigan Insurance Commissioner, is limited to the greater of 10% of policyholders' surplus as of December 31 of the immediately preceding year or the statutory net income less realized gains, for the immediately preceding calendar year. At January 1, 1997, Citizens Insurance could pay dividends of $39.9 million to Citizens Corporation without prior approval.

14.  SEGMENT INFORMATION

The Company offers financial products and services in two major areas: Risk Management and Retirement and Asset Management. Within these broad areas, the Company conducts business principally in five operating segments.

    The Risk Management group includes two segments: Regional Property and Casualty and Corporate Risk Management Services.

    The Regional Property and Casualty segment includes property and casualty insurance products, such as automobile insurance, homeowners insurance, commercial multiple-peril insurance, and workers' compensation insurance. These products are offered by Allmerica P&C through its operating subsidiaries, Hanover and Citizens. Substantially all of the Regional Property and Casualty segment's earnings are generated in Michigan and the Northeast (Connecticut, Massachusetts, New York, New Jersey, New Hampshire, Rhode Island, Vermont and Maine). The Corporate Risk Management Services segment includes group life and health insurance products and services which assist employers in administering employee benefit programs and in managing the related risks.

    The Retirement and Asset Management group includes three segments: Retail Financial Services, Institutional Services and Allmerica Asset Management. The Retail Financial Services segment includes variable annuities, variable universal life-type, traditional and health insurance products distributed via retail channels to individuals across the country. The Institutional Services segment includes primarily group retirement products such as 401(k) plans, tax-sheltered annuities and GIC contracts which are distributed to institutions across the country via work-site marketing and other arrangements. Allmerica Asset Management is a Registered Investment Advisor which provides investment advisory services primarily to affiliates and to other institutions, such as insurance companies and pension plans.

    Summarized below is financial information with respect to business segments for the year ended and as of December 31.

 (IN MILLIONS)                                    1996         1995         1994
 --------------------------------------------  ----------   ----------   ----------
 Revenues:
   Risk Management
     Regional Property and Casualty..........  $ 2,193.7    $ 2,095.1    $ 2,004.8
     Corporate Risk Management...............      361.5        328.5        302.4
                                               ----------   ----------   ----------
       Subtotal..............................    2,555.2      2,423.6      2,307.2
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............      450.9        486.7        507.9
     Institutional Services..................      266.7        330.2        397.9
     Allmerica Asset Management..............        8.8          4.4          4.0
                                               ----------   ----------   ----------
       Subtotal..............................      726.4        821.3        909.8
                                               ----------   ----------   ----------
   Eliminations..............................       (8.7)        (4.4)       (21.9)
                                               ----------   ----------   ----------
 Total.......................................  $ 3,272.9    $ 3,240.5    $ 3,195.1
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Income (loss) from continuing operations
  before income taxes:
   Risk Management
     Regional Property and Casualty..........  $   197.7    $   206.3    $   113.1
     Corporate Risk Management...............       20.7         18.3         19.9
                                               ----------   ----------   ----------
       Subtotal..............................      218.4        224.6        133.0
                                               ----------   ----------   ----------
   Retirement and Asset Management...........
     Retail Financial Services...............       76.9         35.2         14.2
     Institutional Services..................       52.8         42.8          4.4
     Allmerica Asset Management..............        1.1          2.3          1.9
                                               ----------   ----------   ----------
       Subtotal..............................      130.8         80.3         20.5
                                               ----------   ----------   ----------
 Total.......................................  $   349.2    $   304.9    $   153.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------
 Identifiable assets:
   Risk Management
     Regional Property and Casualty..........  $ 5,703.9    $ 5,741.8    $ 5,408.7
     Corporate Risk Management...............      506.0        458.9        386.3
                                               ----------   ----------   ----------
       Subtotal..............................    6,209.9      6,200.7      5,795.0
                                               ----------   ----------   ----------
   Retirement and Asset Management
     Retail Financial Services...............    8,871.3      7,218.7      5,639.8
     Institutional Services..................    3,879.0      4,280.9      4,484.5
     Allmerica Asset Management..............        2.4          2.1          2.2
                                               ----------   ----------   ----------
       Subtotal..............................   12,752.7     11,501.7     10,126.5
                                               ----------   ----------   ----------
 Total.......................................  $18,962.6    $17,702.4    $15,921.5
                                               ----------   ----------   ----------
                                               ----------   ----------   ----------

15.  LEASE COMMITMENTS

Rental expenses for operating leases, principally with respect to buildings, amounted to $33.6 million, $36.4 million and $35.2 million in 1996, 1995 and 1994, respectively. At December 31, 1996, future minimum rental payments under non-cancelable operating leases were approximately $71.7 million, payable as follows: 1997 -- $26.4 million; 1998 -- $19.6 million; 1999 -- $12.8 million;
2000 -- $8.0 million; and $5.0 million thereafter.

    It is expected that in the normal course of business, leases that expire will be renewed or replaced by leases on other property and equipment; thus, it is anticipated that future minimum lease commitments will not be less than the amounts shown for 1997.

16.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from catastrophes or other events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

    Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

    The Company is subject to concentration of risk with respect to reinsurance ceded to various residual market mechanisms. As a condition to the ability to conduct certain business in various states, the Company is required to participate in various residual market mechanisms and pooling arrangements which provide various insurance coverages to individuals or other entities that are otherwise unable to purchase such coverage voluntarily provided by private insurers.

    These market mechanisms and pooling arrangements include the Massachusetts Commonwealth Automobile Reinsurers ("CAR"), the Maine Workers' Compensation Residual Market Pool ("MWCRP") and the Michigan Catastrophic Claims Association ("MCCA"). At December 31, 1996, the MCCA and CAR were the only two reinsurers which represented 10% or more of the Company's reinsurance business. As a servicing carrier in Massachusetts, the Company cedes a significant portion of its private passenger and commercial automobile premiums to CAR. Net premiums earned and losses and loss adjustment expenses ceded to CAR in 1996, 1995 and 1994 were $38.0 million and $21.8 million, $49.1 million and $33.7 million, and $50.0 million and $29.8 million, respectively.

    From 1988 through 1992, the Company was a servicing carrier in Maine, and ceded a significant portion of its workers' compensation premiums to the Maine Workers' Compensation Residual Market Pool, which is administered by The National Council on Compensation Insurance ("NCCI"). The Company was involved in legal proceedings regarding the MWCRP's deficit which through a legislated settlement issued on June 23, 1995 provided for an initial funding of $220.0 million, of which the insurance carriers were responsible for $65.0 million. Hanover paid its allocation of $4.2 million in December 1995. Some of the small carriers are currently appealing this decision. The Company's right to recover reinsurance balances for claims properly paid is not at issue in any such proceedings. The Company expects to collect its reinsurance balance; however, funding of the cash flow needs of the MWCRP may in the future be affected by issues related to certain litigation, the outcome of which the Company cannot predict. The Company ceded to MCCA net premiums earned and losses and loss adjustment expenses in 1996, 1995 and 1994 of $50.5 million and $(52.9) million, $66.8 million and $62.9 million, and $80.0 million and $24.2 million, respectively. Because the MCCA is supported by assessments permitted by statute, and all amounts billed by the Company to CAR, MWCRP and MCCA have been paid when due, the Company believes that it has no significant exposure to uncollectible reinsurance balances.

    The effects of reinsurance were as follows:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Life insurance premiums:
   Direct.......................................  $  389.1    $  438.9    $  447.2
   Assumed......................................      87.8        71.0        54.3
   Ceded........................................    (138.9)     (150.3)     (111.0)
                                                  ---------   ---------   ---------
 Net premiums...................................  $  338.0    $  359.6    $  390.5
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums written:
   Direct.......................................  $2,039.7    $2,039.4    $1,992.4
   Assumed......................................     108.7       125.0       128.6
   Ceded........................................    (234.0)     (279.1)     (298.1)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,914.4    $1,885.3    $1,822.9
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty premiums earned:
   Direct.......................................  $2,018.5    $2,021.7    $1,967.1
   Assumed......................................     112.4       137.7       116.1
   Ceded........................................    (232.6)     (296.2)     (291.9)
                                                  ---------   ---------   ---------
 Net premiums...................................  $1,898.3    $1,863.2    $1,791.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Life insurance and other individual policy
  benefits, claims, losses and loss adjustment
  expenses:
   Direct.......................................  $  618.0    $  749.6    $  773.0
   Assumed......................................      44.9        38.5        28.9
   Ceded........................................     (77.8)      (69.5)      (61.6)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $  585.1    $  718.6    $  740.3
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------
 Property and casualty benefits, claims, losses
  and loss adjustment expenses:
   Direct.......................................  $1,288.3    $1,372.7    $1,364.4
   Assumed......................................      85.8       146.1       102.7
   Ceded........................................      (2.2)     (229.1)     (160.4)
                                                  ---------   ---------   ---------
 Net policy benefits, claims, losses and loss
  adjustment expenses...........................  $1,371.9    $1,289.7    $1,306.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

17.  DEFERRED POLICY ACQUISITION COSTS

The following reflects changes to the deferred policy acquisition asset:

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                         1996       1995       1994
 --------------------------------------------------  --------   --------   --------
 Balance at beginning of year......................  $ 735.7    $ 802.8    $ 746.9
   Acquisition expenses deferred...................    560.8      504.8      510.3
   Amortized to expense during the year............   (483.5)    (470.3)    (475.7)
   Adjustment to equity during the year............      9.7      (50.4)      21.3
   Transferred to the Closed Block.................     --        (24.8)      --
   Adjustment for cession of term life insurance...     --        (26.4)      --
                                                     --------   --------   --------
 Balance at end of year............................  $ 822.7    $ 735.7    $ 802.8
                                                     --------   --------   --------
                                                     --------   --------   --------

18.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its estimates of liabilities for outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its property and casualty and its accident and health lines of business. Changes in prior estimates are reflected in results of operations in the year such changes are determined to be needed and recorded.

    The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's accident and health business was $471.7 million, $446.9 million and $371.4 million at December 31, 1996, 1995 and 1994, respectively. Accident and health claim liabilities have been re-estimated for all prior years and were increased by $0.6 million and $2.2 million in 1996 and 1994, respectively, and increased by $17.6 million in 1995. Unfavorable development in the accident and health business during 1995 is primarily due to reserve strengthening and adverse experience in the Company's individual disability line of business

    The following table provides a reconciliation of the beginning and ending property and casualty reserve for unpaid losses and loss adjustment expenses
(LAE):

 FOR THE YEARS ENDED DECEMBER 31
 (IN MILLIONS)                                      1996        1995        1994
 -----------------------------------------------  ---------   ---------   ---------
 Reserve for losses and LAE, beginning of
  year..........................................  $2,896.0    $2,821.7    $2,717.3
 Incurred losses and LAE, net of reinsurance
  recoverable:
   Provision for insured events of the current
    year........................................   1,513.3     1,427.3     1,434.8
   Decrease in provision for insured events of
    prior years.................................    (141.4)     (137.6)     (128.1)
                                                  ---------   ---------   ---------
 Total incurred losses and LAE..................   1,371.9     1,289.7     1,306.7
                                                  ---------   ---------   ---------
 Payments, net of reinsurance recoverable:
   Losses and LAE attributable to insured events
    of current year.............................     759.6       652.2       650.2
   Losses and LAE attributable to insured events
    of prior years..............................     627.6       614.3       566.9
                                                  ---------   ---------   ---------
 Total payments.................................   1,387.2     1,266.5     1,217.1
                                                  ---------   ---------   ---------
 Change in reinsurance recoverable on unpaid
  losses........................................    (136.6)       51.1        14.8
                                                  ---------   ---------   ---------
 Reserve for losses and LAE, end of year........  $2,744.1    $2,896.0    $2,821.7
                                                  ---------   ---------   ---------
                                                  ---------   ---------   ---------

    As part of an ongoing process, the property and casualty reserves have been re-estimated for all prior accident years and were decreased by $141.4 million, $137.6 million and $128.1 million in 1996, 1995 and 1994, respectively. The increase in favorable development on prior years' reserves of $3.8 million in 1996 results primarily from an $11.4 million increase in favorable development at Citizens.

    The increase in Citizens' favorable development of $11.4 million in 1996 reflects improved severity in the personal automobile line, where favorable development increased $28.6 million to $33.0 million in 1996, partially offset by less favorable development in the workers' compensation line. In 1995, the workers' compensation line had favorable development of $32.7 million, primarily as a result of Citizens re-estimating reserves to reflect the new claims cost management programs and the Michigan Supreme Court ruling, which decreases the maximum to be paid for indemnity cases on all existing and future claims. In 1996, the favorable development in the workers' compensation line of $21.8 million also reflected these developments. Hanover's favorable development, including voluntary and involuntary pools, decreased $7.7 million in 1996 to $82.9 million, primarily attributable to a decrease in favorable development in the workers' compensation line of $19.8 million to favorable development of $17.3 million in 1996. This decrease is primarily attributable to a re-estimate of reserves with respect to certain types of workers' compensation policies including large deductibles and excess of loss policies. In addition, during 1995 the Regional Property and Casualty subsidiaries refined their estimation of unallocated loss adjustment expenses which increased favorable development in that year. Favorable development in the personal automobile line also decreased $4.7 million, to $42.4 million in 1996. These decreases were offset by increases in favorable development of $1.9 million and $5.6 million, to $12.6 million and $5.7 million, in the commercial automobile and commercial multiple peril lines, respectively. Favorable development in other lines increased by $8.8 million, primarily as a result of environmental reserve strengthening in 1995. Favorable development in Hanover's voluntary and involuntary pools increased $3.7 million to $4.1 million during 1996.

    The increase in favorable development on prior years' reserves of $9.5 million in 1995 results primarily from a $34.6 million increase in favorable development at Citizens. Favorable development in Citizens' personal automobile and workers' compensation lines increased $16.6 million and $15.5 million, to favorable development of $4.4 million and $32.7 million, respectively, due to the aforementioned change in claims cost management and the Michigan Supreme Court ruling. Hanover's favorable development, not including the effect of voluntary and involuntary pools, was relatively unchanged at $90.2 million in 1995 compared to $91.7 million in 1994. Favorable development in Hanover's workers' compensation line increased $27.7 million to $31.0 million during 1995. This was offset by decreases of $14.6 million and $12.6 million, to $45.5 million and $0.1 million, in the personal automobile and commercial multiple peril lines, respectively. Favorable development in Hanover's voluntary and involuntary pools decreased $23.6 million to $0.4 million during 1995.

    This favorable development reflects the Regional Property and Casualty subsidiaries' reserving philosophy consistently applied over these periods. Conditions and trends that have affected development of the loss and LAE reserves in the past may not necessarily occur in the future.

    Due to the nature of business written by the Regional Property and Casualty subsidiaries, the exposure to environmental liabilities is relatively small, and therefore, their reserves are relatively small compared to other types of liabilities. Losses and LAE reserves related to environmental damage and toxic tort liability, included in the total reserve for losses and LAE, were $50.8 million and $43.2 million, net of reinsurance of $20.2 million and $8.4 million, at the end of 1996 and 1995, respectively. During 1995, the Regional Property and Casualty subsidiaries redefined their environmental liabilities in conformity with new guidelines issued by the NAIC. This had no impact on results of operations. The Regional Property and Casualty subsidiaries do not specifically underwrite policies that include this coverage, but as case law expands policy provisions and insurers' liability beyond the intended coverage, the Regional Property and Casualty subsidiaries may be required to defend such claims. During 1995, Hanover performed an actuarial review of its environmental reserves. This resulted in Hanover's providing additional reserves for "IBNR" (incurred but not reported) claims, in addition to existing reserves for reported claims. Although these claims are not material, their existence gives rise to uncertainty and is discussed because of the possibility, however remote, that they may become material. Management believes that, notwithstanding the evolution of case law expanding liability in environmental claims, recorded reserves related to these claims for environmental liability are adequate. In addition, management is not aware of any litigation or pending claims that may result in additional material liabilities in excess of recorded reserves. The environmental liability could be revised in the near term if the estimates used in determining the liability are revised.

19.  MINORITY INTEREST

The Company's interest in Allmerica P&C is represented by ownership of 59.5%, 58.3% and 57.4% of the outstanding shares of common stock at December 31, 1996, 1995 and 1994, respectively. Earnings and shareholder's equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

    Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by, solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

    On June 23, 1995, the governor of Maine approved a legislative settlement for the Maine Workers' Compensation Residual Market Pool deficit for the years 1988 through 1992. The settlement provides for an initial funding of $220.0 million toward the deficit. The insurance carriers are liable for $65.0 million, and employers will contribute $110.0 million payable through surcharges on premiums over the course of the next ten years. The major insurers are responsible for 90% of the $65.0 million. Hanover's allocated share of the settlement is approximately $4.2 million, which was paid in December 1995. The remainder of the deficit of $45.0 million will be paid by the Maine Guaranty Fund, payable in quarterly contributions over ten years. A group of smaller carriers filed litigation to appeal the settlement. The Company believes that adequate reserves have been established for any additional liability.

    The Company has been named a defendant in various other legal proceedings arising in the normal course of business. In the opinion of management, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's consolidated financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

RESIDUAL MARKETS

    The Company is required to participate in residual markets in various states. The results of the residual markets are not subject to the predictability associated with the Company's own managed business, and are significant to the workers' compensation line of business and both the private passenger and commercial automobile lines of business.

21.  STATUTORY FINANCIAL INFORMATION

The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles for stock life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

 (IN MILLIONS)                                          1996        1995       1994
 ---------------------------------------------------  ---------   ---------   -------
 Statutory net income (Combined)
   Property and Casualty Companies..................  $  155.3    $  155.3    $ 79.9
   Life and Health Companies........................     133.3       134.3      40.7
                                                      ---------   ---------   -------
 Statutory Shareholder's Surplus (Combined)
   Property and Casualty Companies..................  $1,201.6    $1,128.4    $974.3
   Life and Health Companies........................   1,120.1       965.6     465.3
                                                      ---------   ---------   -------

22.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The quarterly results of operations for 1996 and 1995 are summarized below:

 For the Three Months Ended
 (In millions)

 1996                                        March 31   June 30   Sept. 30   Dec. 31
 Total revenues............................   $827.9    $799.4     $806.3    $839.3
                                             --------   -------   --------   -------
 Net income................................   $ 50.6    $ 45.3     $ 49.4    $ 48.2
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------
 1995
 Total revenues............................   $841.4    $791.9     $822.8    $784.4
                                             --------   -------   --------   -------
 Income before extraordinary item..........   $ 39.2    $ 29.9     $ 34.8    $ 45.2
 Extraordinary item -- demutualization
  expense..................................     (2.5)     (3.5)      (4.7)     (1.4)
                                             --------   -------   --------   -------
 Net income................................   $ 36.7    $ 26.4     $ 30.1    $ 43.8
                                             --------   -------   --------   -------
                                             --------   -------   --------   -------

23.  SUBSEQUENT EVENT (UNAUDITED)

On April 14, 1997, the Company entered into an agreement in principle to transfer the Company's individual disability income business under a 100% coinsurance arrangement to Metropolitan Life Insurance Company. The consummation of the transaction is subject to the negotiation of definitive agreements and regulatory approvals and is expected to occur on or before October 1, 1997. In connection with this transaction, the Company has recorded an after-tax charge of $35 million net income in the first quarter of 1997 related to the reinsurance of this business.

                               SEPARATE ACCOUNT I
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                                         INVESTMENT                               GOVERNMENT
                                                              GROWTH    GRADE INCOME  MONEY MARKET  EQUITY INDEX     BOND
                                                            SUB-ACCOUNT SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                                 1           2             3             4             5
                                                            ----------- ------------  ------------  ------------  -----------
ASSETS (NOTES 3 AND 7):
Investments in shares of Allmerica Investment Trust........ $1,190,594  $   203,192   $   737,602   $   361,974   $ 171,436

LIABILITIES:
Payable to First Allmerica Financial Life Insurance Company
 (Sponsor).................................................      1,163          200           673           353         166
                                                            ----------- ------------  ------------  ------------  -----------
  Net assets............................................... $1,189,431  $   202,992   $   736,929   $   361,621   $ 171,270
                                                            ----------- ------------  ------------  ------------  -----------
                                                            ----------- ------------  ------------  ------------  -----------
Net asset distribution by category:
  Qualified variable annuity policies...................... $1,189,431  $   202,992   $   736,929   $   361,621   $ 171,270
                                                            ----------- ------------  ------------  ------------  -----------
                                                            ----------- ------------  ------------  ------------  -----------
Qualified units outstanding, December 31, 1996.............      7,167        1,700         6,498         2,087       1,501
Net asset value per qualified unit, December 31, 1996...... $165.954807 $119.394610   $113.414828   $173.260657   $114.084693

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT I
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                          INVESTMENT
                                                              GROWTH     GRADE INCOME  MONEY MARKET  EQUITY INDEX  GOVERNMENT BOND
                                                            SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT
                                                                 1            2             3             4               5
                                                            -----------  ------------  ------------  ------------  ---------------
INVESTMENT INCOME:
  Dividends................................................   $121,998     $12,383        $16,313       $ 9,503        $ 8,539
                                                            -----------  ------------  ------------  ------------      -------

EXPENSES (NOTE 4):
  Mortality and expense risk fees..........................      8,115       1,763          2,824         2,092          1,276
  Administrative expense fees..............................      2,289         497            796           590            360
                                                            -----------  ------------  ------------  ------------      -------
    Total expenses.........................................     10,404       2,260          3,620         2,682          1,636
                                                            -----------  ------------  ------------  ------------      -------
    Net investment income..................................    111,594      10,123         12,693         6,821          6,903
                                                            -----------  ------------  ------------  ------------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss).................................     19,549        (832)        --             8,655         (1,068)
  Net unrealized gain (loss)...............................     28,811      (4,754)        --            35,112         (2,633)
                                                            -----------  ------------  ------------  ------------      -------
    Net realized and unrealized gain (loss) on
      investments..........................................     48,360      (5,586)        --            43,767         (3,701)
                                                            -----------  ------------  ------------  ------------      -------
    Net increase in net assets from operations.............   $159,954     $ 4,537        $12,693       $50,588        $ 3,202
                                                            -----------  ------------  ------------  ------------      -------
                                                            -----------  ------------  ------------  ------------      -------

   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT I
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          INVESTMENT
                                                      GROWTH             GRADE INCOME        MONEY MARKET        EQUITY INDEX
                                                  SUB-ACCOUNT 1         SUB-ACCOUNT 2       SUB-ACCOUNT 3       SUB-ACCOUNT 4
                                                    YEAR ENDED            YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                   DECEMBER 31,          DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                              ----------------------  ------------------  ------------------  ------------------
                                                 1996        1995       1996      1995      1996      1995      1996      1995
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................  $  111,594  $   61,072  $ 10,123  $  7,620  $ 12,693  $ 14,380  $  6,821  $  7,145
  Net realized gain (loss) on investments...      19,549        (464)     (832)     (149)    --        --        8,655     3,196
  Net unrealized gain (loss) from security
    transactions............................      28,811      92,586    (4,754)   13,040     --        --       35,112    18,996
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
  Net increase in net assets from
    operations..............................     159,954     153,194     4,537    20,511    12,693    14,380    50,588    29,337
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net deposits..............................     440,513     190,334    79,703    35,941   507,585    73,363   192,147    19,664
  Terminations..............................    (157,891)    (71,551)  (62,428)  (10,187)  (87,579) (159,752)  (47,767)  (28,719)
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........      30,795          21    21,654     2,123        64       (65)   38,928     2,420
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
  Net increase (decrease) in net assets from
    capital transactions....................     313,417     118,804    38,929    27,877   420,070   (86,454)  183,308    (6,635)
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
  Net increase (decrease) in net assets.....     473,371     271,998    43,466    48,388   432,763   (72,074)  233,896    22,702
NET ASSETS:
  Beginning of year.........................     716,060     444,062   159,526   111,138   304,166   376,240   127,725   105,023
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
  End of year...............................  $1,189,431  $  716,060  $202,992  $159,526  $736,929  $304,166  $361,621  $127,725
                                              ----------  ----------  --------  --------  --------  --------  --------  --------
                                              ----------  ----------  --------  --------  --------  --------  --------  --------


                                               GOVERNMENT BOND
                                                SUB-ACCOUNT 5
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                              ------------------
                                                1996      1995
                                              --------  --------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................  $  6,903  $  6,981
  Net realized gain (loss) on investments...    (1,068)   (1,013)
  Net unrealized gain (loss) from security
    transactions............................    (2,633)    8,986
                                              --------  --------
  Net increase in net assets from
    operations..............................     3,202    14,954
                                              --------  --------
FROM CAPITAL TRANSACTIONS (NOTE 5):
  Net deposits..............................   102,744    54,856
  Terminations..............................   (74,845)  (19,947)
  Other transfers from (to) the General
    Account of First Allmerica Financial
    Life Insurance Company (Sponsor)........   (32,749)       (5)
                                              --------  --------
  Net increase (decrease) in net assets from
    capital transactions....................    (4,850)   34,904
                                              --------  --------
  Net increase (decrease) in net assets.....    (1,648)   49,858
NET ASSETS:
  Beginning of year.........................   172,918   123,060
                                              --------  --------
  End of year...............................  $171,270  $172,918
                                              --------  --------
                                              --------  --------


   The accompanying notes are an integral part of these financial statements.

                               SEPARATE ACCOUNT I

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996

NOTE 1 -- ORGANIZATION

    Separate Account I (SA-I) is a separate investment account of First Allmerica Financial Life Insurance Company (the Company), established on October 1, 1992 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity policies issued by the Company. The Company is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of SA-I are clearly identified and distinguished from the other assets and liabilities of the Company. SA-I cannot be charged with liabilities arising out of any other business of the Company.

    SA-I is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). SA-I currently offers five Sub-Accounts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Allmerica Investment Trust (the Trust) managed by Allmerica Investment Management Company, Inc., a wholly-owned subsidiary of the Company. The Trust is an open-end, diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments in shares of the Trust are stated at the net asset value per share of the respective investment portfolio of the Trust. Net realized gains and losses on securities sold are determined on the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Trust at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Internal Revenue Code and files a consolidated federal income tax return. The Company anticipates no tax liability resulting from the operations of SA-I. Therefore, no provision for income taxes has been charged against SA-I.

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Trust at December 31, 1996 were as follows:

                                                                                   PORTFOLIO INFORMATION
                                                                             ----------------------------------
                                                                                                      NET ASSET
                                                                             NUMBER OF   AGGREGATE      VALUE
SUB-ACCOUNT  INVESTMENT PORTFOLIO                                             SHARES       COST       PER SHARE
-----------  --------------------------------------------------------------  ---------  -----------   ---------
             Allmerica Investment Trust:
       1       Growth......................................................   510,328   $ 1,110,997     $2.333
       2       Investment Grade Income.....................................   187,447       206,715      1.084
       3       Money Market................................................   737,602       737,602      1.000
       4       Equity Index................................................   167,193       309,028      2.165
       5       Government Bond.............................................   165,479       174,414      1.036

                               SEPARATE ACCOUNT I

                               DECEMBER 31, 1996

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of .90% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account .25% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account but are paid to the Company on a monthly basis.

    An IRA account fee is currently deducted on the policy anniversary date and upon full surrender of the IRA account. The IRA account fee is $25. For IRA accounts established after April 30, 1993, the IRA account fee will be waived in the following circumstances: if the contribution establishing the IRA account was at least $15,000, the IRA account fee will be waived on the first anniversary deduction; if the accumulated value is $15,000 as of December 31 of the calendar year previous to any subsequent anniversary deduction, the IRA account fee will be waived on such subsequent anniversary deduction. For the year ended December 31, 1996, there were no IRA account fees deducted from accumulated value in the Separate Account.

    Allmerica Investments, Inc., (Allmerica Investments), a wholly-owned subsidiary of the Company, is principal underwriter and general distributor of SA-I, and does not receive any compensation for sales of the IRA policies. Commissions are paid to registered representatives of Allmerica Investments by the Company.

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS

    Transactions from policyowners were as follows:

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 Sub-Account 1 -- Growth
 Issuance of units.......................        3,189  $     487,919         1,560  $     194,420
 Redemption of units.....................       (1,149)      (174,502)         (607)       (75,616)
                                          ------------  -------------  ------------  -------------
 Net increase............................        2,040  $     313,417           953  $     118,804
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 2 -- Investment Grade Income
 Issuance of units.......................          871  $     101,265           366  $      40,028
 Redemption of units.....................         (539)       (62,336)         (108)       (12,151)
                                          ------------  -------------  ------------  -------------
 Net increase............................          332  $      38,929           258  $      27,877
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 3 -- Money Market
 Issuance of units.......................        5,070  $     570,947           699  $      73,511
 Redemption of units.....................       (1,365)      (150,877)       (1,521)      (159,965)
                                          ------------  -------------  ------------  -------------
 Net increase (decrease).................        3,705  $     420,070          (822) $     (86,454)
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 4 -- Equity Index
 Issuance of units.......................        1,504  $     228,554           173  $      24,090

                               SEPARATE ACCOUNT I

                               DECEMBER 31, 1996

NOTE 5 -- POLICYOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                          YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------
                                                     1996                         1995
                                          ---------------------------  ---------------------------
                                             UNITS         AMOUNT         UNITS         AMOUNT
                                          ------------  -------------  ------------  -------------
 Redemption of units.....................         (308)       (45,246)         (269)       (30,725)
                                          ------------  -------------  ------------  -------------
 Net increase (decrease).................        1,196  $     183,308           (96) $      (6,635)
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

 Sub-Account 5 -- Government Bond
 Issuance of units.......................          982  $     110,613           549  $      54,856
 Redemption of units.....................       (1,032)      (115,463)         (232)       (19,952)
                                          ------------  -------------  ------------  -------------
 Net increase (decrease).................          (50) $      (4,850)          317  $      34,904
                                          ------------  -------------  ------------  -------------
                                          ------------  -------------  ------------  -------------

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that SA-I satisfies the current requirements of the regulations, and it intends that SA-I will continue to meet such requirements.

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of the Trust shares by SA-I during the year ended December 31, 1996 were as follows:

  SUB-ACCOUNT   INVESTMENT PORTFOLIO                                                        PURCHASES    SALES
  ------------  --------------------------------------------------------------------------  ----------  --------
                Allmerica Investment Trust:
          1       Growth..................................................................  $  597,224  $171,755
          2       Investment Grade Income.................................................     111,304    62,209
          3       Money Market............................................................     530,010    96,873
          4       Equity Index............................................................     253,416    63,061
          5       Government Bond.........................................................     124,266   122,217
                                                                                            ----------  --------
                  Totals..................................................................  $1,616,220  $516,115
                                                                                            ----------  --------
                                                                                            ----------  --------

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of First Allmerica Financial
Life Insurance Company and
Policyowners of Separate Account I of
First Allmerica Financial Life Insurance Company


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts (1, 2, 3, 4 and 5) constituting the Separate Account I of First Allmerica Financial Life Insurance Company at December 31, 1996, and the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of First Allmerica Financial Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1996 by correspondence with the Trust, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP
----------------------
PRICE WATERHOUSE LLP
Boston, Massachusetts
March 26, 1997

               PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS.



(a) FINANCIAL STATEMENTS

     FINANCIAL STATEMENTS INCLUDED IN PART A
     None

     FINANCIAL STATEMENTS INCLUDED IN PART B
     Financial Statements for First Allmerica Financial Life Insurance Company Financial Statements for Separate Account I of First Allmerica Financial Life Insurance Company

     FINANCIAL STATEMENTS INCLUDED IN PART C
     None

(b) EXHIBITS

Exhibit 1 - Votes Authorizing Establishment of Registrant dated August 20,
            1991 was previously filed on May 11, 1992 and is incorporated by reference herein.

Exhibit 2 - Not Applicable. Pursuant to Rule 26a-2, the Insurance Company
            may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

Exhibit 3 - Specimen Sales and Administrative Services Agreement was
            previously filed on May 11, 1992 and is incorporated by reference herein.

Exhibit 4 - Specimen Generic Contract and Certificate Forms was previously filed on May 11, 1992 and is incorporated by reference herein.

Exhibit 5 - Specimen Application Form was previously filed on May 11, 1992 and is incorporated by reference herein.


Exhibit 6(a) - The Depositor's Articles of Incorporation and Bylaws were previously filed on May 11, 1992 and are incorporated by reference herein.

         (b) - The Depositor's revised By-Laws were previously filed in Post-Effective Amendment No. 9 on April 30, 1996 and is incorporated by reference herein.

Exhibit 7 - Not Applicable.


Exhibit 8(a) - AUV Calculation Services Agreement with The Shareholder
               Services Group dated March 31, 1995 was previously filed in Registration Statement No. 7 and is incorporated herein by reference.



         (b) - Services Agreement was previously filed in Post-Effective Amendment No. 8 on April 30, 1996 and is incorporated by reference herein.


Exhibit 9 - Consent and Opinion of Counsel.

Exhibit 10 - Consent of Independent Accountants

Exhibit 11 - None.

Exhibit 12 - None.

Exhibit 13 - None.

Exhibit 14 - Not Applicable.

Exhibit 15 - None


Exhibit 16 - Consent of Newly Elected Directors was previously filed in
             Post-Effective Amendment No. 8 on April 30, 1996 and is incorporated by reference herein.


Item 25.   DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR.

    The principal business address of all the following Directors and Officers is:
    440 Lincoln Street
    Worcester, Massachusetts 01653

                   DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

        NAME AND POSITION                  PRINCIPAL OCCUPATION(S) DURING
         WITH COMPANY                             PAST FIVE YEARS
         ------------                             ---------------

Bruce C. Anderson, Director and Vice      Director of First Allmerica since
President                                 1996; Vice President, First Allmerica

Abigail M. Armstrong, Secretary and       Secretary of First Allmerica since
Counsel                                   1996; Counsel, First Allmerica

John P. Kavanaugh, Director, Vice         Director and Chief Investment Officer
President and Chief Investment            of First Allmerica since 1996; Vice
Officer                                   President, First Allmerica since 1991

John F. Kelly, Director, Senior Vice      Director of First Allmerica since
President and General Counsel             1996; Senior Vice President, General
                                          Counsel and Assistant Secretary,
                                          First Allmerica

J. Barry May, Director                    Director of First Allmerica since
                                          1996; Director and President, The
                                          Hanover Insurance Company since 1996;
                                          Vice President, The Hanover Insurance
                                          Company, 1993 to 1996

James R. McAuliffe, Director              Director of First Allmerica since
                                          1996; President and CEO, Citizens
                                          Insurance Company of America since
                                          1994; Vice President 1982 to 1994 and
                                          Chief Investment Officer, First
                                          Allmerica 1986 to 1994

John F. O'Brien, Director, Chairman       Director, Chairman of the Board,
of the Board, President and Chief         President and Chief Executive
Executive Officer                         Officer, First Allmerica since 1989

Edward J. Parry, III, Director, Vice      Director and Chief Financial Officer
President, Chief Financial Officer        of First Allmerica since 1996; Vice
and Treasurer                             President and Treasurer, First
                                          Allmerica since 1993

Richard M. Reilly, Director and Vice      Director of First Allmerica since
President                                 1996; Vice President, First Allmerica
                                          since 1990; Director, Allmerica
                                          Investments, Inc. since 1990;
                                          Director and President, Allmerica
                                          Investment Management Company, Inc.
                                          since 1990

Larry C. Renfro, Director and Vice        Director of First Allmerica since
President                                 1996; Vice President, First Allmerica
                                          since 1990

Eric A. Simonsen, Director and Vice       Director of First Allmerica since
President                                 1996; Vice President, First Allmerica
                                          since 1990; Chief Financial Officer,
                                          First Allmerica 1990 to 1996

Phillip E. Soule, Director and Vice       Director of First Allmerica since
President                                 1996; Vice President, First Allmerica

                 FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANYNAME

       NAME                          ADDRESS             TYPE OF BUSINESS
       ----                          -------             ----------------

AAM Equity Fund                 440 Lincoln Street     Massachusetts Grantor
                                Worcester MA 01653     Trust

AAM High Yield Fund, L.L.C.                            Limited Liability Company

AFC Capital Trust I                                    Statutory Business Trust


Allmerica Asset Management,     440 Lincoln Street     Investment advisory
Inc.                            Worcester MA 01653     services

Allmerica Employees Insurance   440 Lincoln Street     Insurance Agency
Agency, Inc.                    Worcester MA 01653


Allmerica Equity Index Pool                            Grantor Trust


Allmerica Financial Alliance    100 North Parkway      Multi-line property and
Insurance Company               Worcester MA 01605     casualty insurance


Allmerica Financial Benefit     100 North Parkway      Multi-line property and
Insurance Company               Worcester MA 01605     casualty insurance


Allmerica Financial             440 Lincoln Street     Holding Company
Corporation                     Worcester MA 01653

Allmerica Financial Insurance   440 Lincoln Street     Insurance Broker
Brokers, Inc.                   Worcester MA 01653

Allmerica Financial Life        440 Lincoln Street     Life insurance, accident
Insurance and Annuity Company   Worcester MA 01653     and health insurance,
(formerly known as SMA Life                            annuities, variable
Assurance Company)                                     annuities and variable
                                                       life insurance

Allmerica Financial Services    440 Lincoln Street     Insurance Agency
Insurance Agency, Inc.          Worcester MA 01653

Allmerica Funding Corp.         440 Lincoln Street     Special purpose funding
                                Worcester MA 01653     vehicle for commercial
                                                       paper

Allmerica Funds                 440 Lincoln Street     Investment Company
                                Worcester MA 01653

Allmerica, Inc.                 440 Lincoln Street     Common employer for
                                Worcester MA 01653     Allmerica Financial
                                                       Corporation entities



Allmerica Institutional         440 Lincoln Street     Accounting, marketing
Services, Inc.(formerly known   Worcester MA 01653     and shareholder services
as 440 Financial Group of                              for investment companies
Worcester, Inc.)


Allmerica Investment            440 Lincoln Street     Investment advisory
Management Company, Inc.        Worcester MA 01653     services

Allmerica Investments, Inc.     440 Lincoln Street     Securities, retail
                                Worcester MA 01653     broker-dealer


Allmerica Investment Trust      440 Lincoln Street     Investment Company
                                Worcester MA 01653


Allmerica Property & Casualty   440 Lincoln Street     Holding Company
Companies, Inc.                 Worcester MA 01653


Allmerica Securities Trust      440 Lincoln Street     Investment Company
                                Worcester MA 01653



Allmerica Services Corporation  440 Lincoln Street     Internal administrative
                                Worcester MA 01653     services provider to
                                                       Allmerica Financial
                                                       Corporation entities


Allmerica Trust Company, N.A.   440 Lincoln Street     Limited purpose national
                                Worcester MA 01653     trust company

AMGRO, Inc.                     100 North Parkway      Premium financing
                                Worcester MA 01605

APC Funding Corp.               440 Lincoln Street     Special purpose funding
                                Worcester MA 01653     vehicle for commercial
                                                       paper

Beltsville Drive Limited        440 Lincoln Street     Real estate partnership
Partnership                     Worcester MA 01653

Citizens Corporation            440 Lincoln Street     Holding Company
                                Worcester MA 01653

Citizens Insurance Company      645 West Grand River   Multi-line property and
of America                      Howell MI 48843        casualty insurance


Citizens Insurance Company of   333 Pierce Road        Multi-line property and
Illinois                        Itasca IL 60143        casualty insurance



Citizens Insurance Company of   3950 Priority Way      Multi-line property and
the Midwest                     South Drive, Suite     casualty insurance
                                200 Indianapolis IN
                                46280


Citizens Insurance Company of   8101 N. High Street    Multi-line property and
Ohio                            P.O. Box 342250        casualty insurance
                                Columbus OH 43234

Citizens Management, Inc.       645 West Grand River   Services management
                                Howell MI 48843        company


First Allmerica Financial       440 Lincoln Street     Life, pension, annuity,
Life Insurance Company          Worcester MA 01653     accident and health
(formerly State Mutual Life                            insurance company
Assurance Company of America)


Greendale Special Placements    440 Lincoln Street     Massachusetts Grantor
Fund                            Worcester MA 01653     Trust

The Hanover American Insurance  100 North Parkway      Multi-line property and
Company                         Worcester MA 01605     casualty insurance

The Hanover Insurance Company   100 North Parkway      Multi-line property and
                                Worcester MA 01605     casualty insurance

Hanover Texas Insurance         801 East Campbell      Attorney-in-fact for
Management Company, Inc.        Road                   Hanover Lloyd's Insurance
                                Richardson TX 75081    Company


Hanover Lloyd's Insurance       801 East Campbell      Multi-line property and
Company                         Road                   casualty insurance
                                Richardson TX 75081


Linder Skokie Real Estate       440 Lincoln Street     Real estate holding
Corporation                     Worcester MA 01653     company

Lloyds Credit Corporation       440 Lincoln Street     Premium financing service
                                Worcester MA 01653     franchises

Logan Wells Water Company,      603 Heron Drive        Water Company serving
Inc.                            Bridgeport NJ 08014    land development
                                                       investment

Massachusetts Bay Insurance     100 North Parkway      Multi-line property and
Company                         Worcester MA 01605     casualty insurance

SMA Financial Corp.             440 Lincoln Street     Holding Company
                                Worcester MA 01653

Somerset Square, Inc.           440 Lincoln Street     Real estate holding
                                Worcester MA 01653     company

Sterling Risk Management        440 Lincoln Street     Risk management services
Services, Inc.                  Worcester MA 01653


Item 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT. See attached organizational chart.



                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                  |
                                 100%
                             Logan Wells
                            Water Company,
                                 Inc.

                              New Jersey

______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
      59.47%               100%               99.2%                 100%                  100%               100%
     Allmerica        Sterling Risk         Allmerica            Somerset             Allmerica           Allmerica
     Property           Management             Trust            Square, Inc.         Financial Life      Institutional
    & Casualty        Services, Inc.       Company, N.A.                             Insurance and      Services, Inc.
  Companies, Inc.                                                                   Annuity Company
                                             Federally
     Delaware            Delaware            Chartered         Massachusetts            Delaware         Massachusetts
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                   |                   |                    |                     |                  |
       100%                100%                100%                 100%                 82.5%               100%
     Allmerica           Allmerica          The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial           Employee            American            Insurance            Corporation        Bay Insurance
      Benefit            Insurance           Insurance           Management                                 Company
     Insurance         Agency, Inc.           Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan





                                Allmerica Financial Corporation

                                            Delaware
            |                     |                   |             |           |
     ___________________________________________________________________________________
           100%                  100%               100%           100%        100%
     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica
                            Funding Corp.      Financial Life    Trust I      Services
                                                 Insurance                  Corporation
                                                   Company

      Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts
                                                      |
                            _______________________________________________
                                                                   |
                                                                  100%
                                                                  SMA
                                                               Financial Corp.


                                                               Massachusetts
                                                                    |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
       100%                100%                100%                 100%                  100%             Allmerica
     Allmerica           Allmerica           Allmerica           Allmerica               Linder              Asset
    Investments,        Investment             Asset         Financial Services          Skokie           Management,
       Inc.             Management          Management,          Insurance            Real Estate           Limited
                       Company, Inc.            Inc.            Agency, Inc.          Corporation

   Massachusetts       Massachusetts       Massachusetts       Massachusetts         Massachusetts          Bermuda

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                                 Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica             Allmerica           Allmerica
     Alliance                                                 Investment Trust           Funds            Securities
     Insurance                                                                                               Trust
      Company
                                                               Massachusetts         Massachusetts       Massachusetts
   New Hampshire       Massachusetts
                             |
                             |
                           100%                                                  Affiliated Management Investment Companies
                          Lloyd's
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                                                 Affiliated Lloyd's plan company, controlled by
                                                                                 Underwriters for the benefit of the Hanover
                                                                                 Insurance Company

                                                                                       Beltsville
                         AAM High                                                        Drive
                        Yield Fund,                                                    Properties
                          L.L.C.                                                        Limited
                                                                                      Partnership
                       Massachusetts
                                                                                        Delaware
                   LLC established for the benefit of
                   First Allmerica, Allmerica                                    Limited partnership involving First Allmerica, as
                   Financial Life, Hanover and                                   general partner and Allmerica Financial Life as
                   Citizens                                                      limited partner

Item 27. NUMBER OF CONTRACT OWNERS.


  As of December 31, 1996, the Separate Account had 160 Contract owners.


Item 28. INDEMNIFICATION.

To the fullest extent permissible under Massachusetts General Laws, no director shall be personally liable to the Company or any policyholder for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law to the contrary; provided, however, that this provision shall not eliminate or limit the liability of a director:

1. for any breach of the director's duty of loyalty to the Company or its policyholders;

2. for acts or omissions not in good faith, or which involve intentional misconduct or a knowing violation of law;

3. for liability, if any, imposed on directors of mutual insurance companies pursuant to M.G.L.A. c. 156B Section 61 or M.G.L.A. c.156B Section 62;

4. for any transactions from which the director derived an improper personal benefit.


    Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 29. PRINCIPAL UNDERWRITERS.


(a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

    - VEL Account, VEL II Account, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account, Separate Account KG, KGC, Fulcrum Separate Account and Fulcrum Variable Life Separate Account of Allmerica Financial Life Insurance and Annuity Company

    - VEL II Account, Inheiritage Account, Separate Accounts VA-K, VA-P and Allmerica Select Separate Account, Separate Account KG, KGC, Fulcrum Separate Account of First Allmerica Financial Life Insurance Company

    - Allmerica Investment Trust



(b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
    440 Lincoln Street
    Worcester, Massachusetts 01653


NAME                     POSITION OR OFFICE WITH UNDERWRITER
---------                -----------------------------------
Abigail M. Armstrong     Secretary and Counsel

Richard F. Betzler, Jr.  Vice President

Emil J. Aberizk          Vice President and Chief Compliance Officer

Philip J. Coffey         Vice President

John F. Kelly            Director

John F. O'Brien          Director

Stephen Parker           President, Director, and Chief Executive Officer

Edward J. Parry, III     Treasurer

Richard M. Reilly        Director

Eric A. Simonsen         Director

Mark Steinberg           Senior Vice President

William F. Monroe, Jr.   Vice President

David J. Mueller         Vice President

Item 30. LOCATION OF ACCOUNTS AND RECORDS.

Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


Item 31. MANAGEMENT SERVICES.

Effective March 31, 1995, the Company provides daily unit value calculations and related services for the Company's separate accounts.


Item 32. UNDERTAKINGS.

(a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

(b) The registrant hereby undertakes to include as part of an application to purchase a certificate under the Contract a space that the applicant can check to request a Statement of Additional Information.

(c) The registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

   (e) The Company hereby represents that the aggregate fees and charges under the Policies are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.


Item 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS.
         Not Applicable

               EXHIBIT TABLE



Exhibit 8   -  Fidelity Agreement

Exhibit 9   -  Consent and Opinion of Counsel

Exhibit 10  -  Consent of Independent Accountants

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts on the 2nd day of April, 1997.


                             First Allmerica Financial Life Insurance Company Separate Account I
                             (Registrant)

                              By:/s/ Abigail M. Armstrong
                                 ----------------------------
                                   Abigail M. Armstrong, Secretary and Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURE                            TITLE                         DATE
---------                            -----                         ----

/s/John F. O'Brien         Director, President and Chief
----------------------     Executive Officer
John F. O'Brien

/s/Bruce C. Anderson       Director and Vice President
----------------------
Bruce C. Anderson

/s/John P. Kavanaugh       Director and Vice President
-----------------------
John P. Kavanaugh

/s/John F. Kelly           Director, Senior Vice President
-----------------------    And General Counsel
John F. Kelly


/s/J. Barry May            Director                              April 2, 1997
-----------------------
J. Barry May


/s/James R. McAuliffe      Director
-----------------------
James R. McAuliffe

/s/Edward J. Parry, III    Director, Vice President, Treasurer
-----------------------    And Chief Accounting Officer
Edward J. Parry, III

/s/Richard M. Reilly       Director and Vice President
-----------------------
Richard M. Reilly

/s/Larry C. Renfro         Director and Vice President
-----------------------
Larry C. Renfro

/s/Eric A. Simonsen        Director, Vice President and
-----------------------    Chief Financial Officer
Eric A. Simonsen

/s/Phillip E. Soule        Director and Vice President
-----------------------
Phillip E. Soule